EX-17(h)

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      Seligman
      Asset Allocation Series, Inc.
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      Seligman Asset Allocation Aggressive Growth Fund
      Seligman Asset Allocation Growth Fund
      Seligman Asset Allocation Moderate Growth Fund
      Seligman Asset Allocation Balanced Fund

                                                  Annual Report
                                                  December 31, 2008

                                                  Asset Allocation Strategies
                                                  Seeking to Manage Risk
                                                  Over Time

                                                  [SELIGMAN INVESTMENTS LOGO]

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

Table of Contents

Interview With Your Portfolio Manager                                          2

Performance Overview                                                           4

Portfolio Overview                                                            10

Understanding and Comparing Your Fund's Expenses                              11

Portfolios of Investments                                                     13

Statements of Assets and Liabilities                                          15

Statements of Operations                                                      17

Statements of Changes in Net Assets                                           18

Notes to Financial Statements                                                 20

Financial Highlights                                                          34

Report of Independent Registered Public Accounting Firm                       50

Required Federal Income Tax Information                                       51

Matters Relating to the Directors' Consideration of the Approval of
   the Investment Management Services Agreement                               52

Proxy Results                                                                 58

Directors and Officers                                                        59

Additional Fund Information                                                   63

Interview With Your Portfolio Manager
Charles W. Kadlec

Q: HOW DID SELIGMAN ASSET ALLOCATION SERIES, INC. PERFORM FOR THE YEAR ENDED DECEMBER 31, 2008?

A: For the year ended December 31, 2008, based on the net asset value of each Fund's Class A shares, Seligman Asset Allocation Aggressive Growth Fund posted a total return of -45.8%, Seligman Asset Allocation Growth Fund posted -45.5%, Seligman Asset Allocation Moderate Growth Fund posted -45.0%, and Seligman Asset Allocation Balanced Fund posted -36.0%.

      During the same period, the Dow Jones Aggressive Portfolio Index, the benchmark for both Seligman Asset Allocation Aggressive Growth Fund and Seligman Asset Allocation Growth Fund, posted -40.7%. The Dow Jones Moderately Aggressive Portfolio Index, the benchmark for Seligman Asset Allocation Moderate Growth Fund, posted -33.2%. The Dow Jones Moderate Portfolio Index, the benchmark for Seligman Asset Allocation Balanced Fund, posted -24.8%.

Q: WHAT MARKET CONDITIONS AND EVENTS MATERIALLY AFFECTED THE PERFORMANCE OF THE FUNDS FOR THE YEAR ENDED DECEMBER 31, 2008?

A: During the period under review, markets around the world were characterized by extreme turmoil and historical levels of negative performance as repercussions of the US subprime lending crisis spread beyond domestic residential real estate and triggered previously inconceivable business failures, loss of liquidity in the credit markets, and government intervention. Uncertainty caused by these events was heightened by continuing concerns about escalating energy prices during the first part of the year, and then by growing concerns about a deflation-ary cycle during the latter part. Against a backdrop of continuing global political unrest -- as well as a sensational scandal in the domestic financial markets at year-end -- these market conditions adversely affected every asset class in which the Funds invest, with the exception of US government securities and investment grade fixed income.

Q: WHAT INVESTMENT STRATEGIES OR TECHNIQUES MATERIALLY AFFECTED THE FUNDS' PERFORMANCES DURING THE YEAR?

A: The Funds' investment strategy is designed to provide investors with broad diversification across a variety of equity, real estate and fixed-income securities. Such diversification typically can help a Fund limit downside risk because poor returns in some asset classes may be offset by higher returns in others. However, the strategy proved ineffective during the year because of the nearly all-inclusive negative performance from Underlying Seligman mutual funds as well as the asset classes in which the Funds invest.

      Asset class performance during the year is noteworthy in two respects. First was the severity of the negative returns delivered by all but two of the asset classes in which the Funds invest (U.S. government securities and investment grade fixed income). With returns ranging from approximately -26% (high-yield bonds) to -53% (emerging markets equities), a number of asset classes established their worst calendar-year return in history. Second, and especially relevant for the Funds' performance, was the degree to which major asset classes plummeted in lock-step, thereby minimizing the benefits typically produced by prudent diversification. Correlation, a statistical measure that indicates whether asset classes have tended to perform alike, provides a means of gauging

Interview With Your Portfolio Manager
Charles W. Kadlec

      why the Fund's diversification strategy faltered during the year. A correlation of 100% means that two asset classes move up and down identically, while a correlation of zero means their relative movements have no relationships or are random. The lower the correlation, the greater the diversification. One example is particularly illustrative: The long-term historical correlation between US small-cap stocks and high-yield bonds had been less than 50% prior to 2008; however, during this past year, it ballooned to more than 90%.

      Poor asset class performance was exacerbated overall by underperformance from several Underlying Funds. For example, Seligman International Growth Fund, which is an Underlying Fund in each of the Funds, returned -57.9% for the year, significantly below the MSCI EAFE Index, which is a widely recognized proxy for international large-cap stocks. And the potential for fixed income investments to buffer negative equity performance was diminished by the relative underperformance of all three fixed-income Underlying Funds.

      Despite the poor results delivered during the year, we believe our investment process will reward genuine long-term investors who are willing to stay invested through periods of volatility and market aberrations like we experienced during 2008. For example, during the first 20 days of January 2009, small-cap stocks were down 13.2%, but Seligman High Yield Fund had a positive 5.8% total return. Our investment process does not shift our allocations in an attempt to time short term swings in the relative performance among the various asset classes in which we invest. Instead, we use the cash inflows and outflows of the Funds to continuously rebalance toward our target allocations. This approach reduces to the extent possible both transaction costs and the generation of taxable gains. It also provides discipline to add to positions that are weak relative to other parts of the portfolio at what we believe will prove to be relatively attractive prices.

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THE VIEWS AND OPINIONS EXPRESSED ARE THOSE OF THE PORTFOLIO MANAGER(S), ARE
PROVIDED FOR GENERAL INFORMATION ONLY, AND DO NOT CONSTITUTE SPECIFIC TAX, LEGAL, OR INVESTMENT ADVICE TO, OR RECOMMENDATIONS FOR, ANY PERSON. THERE CAN BE NO GUARANTEE AS TO THE ACCURACY OF MARKET FORECASTS. OPINIONS, ESTIMATES, AND FORECASTS MAY BE CHANGED WITHOUT NOTICE.

      Portfolio Management

      Seligman Asset Allocation Series, Inc. is managed by Charles W. Kadlec. Mr. Kadlec is the architect of several investment strategies, chief among them Seligman Time Horizon Matrix and Seligman Harvester.

Performance Overview

This section of the report is intended to help you understand the performance of each Fund of Seligman Asset Allocation Series and to provide a summary of each Fund's portfolio characteristics.

PERFORMANCE DATA QUOTED IN THIS REPORT REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE OR INDICATE FUTURE INVESTMENT RESULTS. THE RATES OF RETURN WILL VARY AND THE PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE. SHARES, IF REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. TOTAL RETURNS OF EACH FUND AS OF THE MOST RECENT MONTH END WILL BE MADE AVAILABLE AT WWW.SELIGMAN.COM(1) BY THE SEVENTH BUSINESS DAY FOLLOWING THAT MONTH END. CALCULATIONS ASSUME REINVESTMENT OF DISTRIBUTIONS, IF ANY. PERFORMANCE DATA QUOTED DOES NOT REFLECT THE DEDUCTION OF TAXES THAT AN INVESTOR MAY PAY ON DISTRIBUTIONS OR THE REDEMPTION OF SHARES. THE FUNDS' MANAGER WAIVED CERTAIN FEES AND REIMBURSED CERTAIN EXPENSES OF EACH FUND OTHER THAN DISTRIBUTION AND SERVICE (12b-1) FEES, AS DESCRIBED IN THE SERIES' PROSPECTUS. ABSENT SUCH WAIVERS AND REIMBURSEMENTS, RETURNS AND YIELDS WOULD HAVE BEEN LOWER.

The chart for each Fund compares a $10,000 hypothetical investment made in Class A shares, with and without the initial 5.75% maximum sales charge, to $10,000 investments made in its benchmarks since each Fund's commencement of operations through December 31, 2008. The performance of Class B and Class C shares, which commenced on later dates, and of Class A, Class B and Class C shares for other periods, with and without applicable sales charges and contingent deferred sales charges ("CDSCs"), is not shown in the chart but is included in the total returns table that follows the chart. The performance of Class B and Class C shares will differ from the performance shown for Class A shares based on the differences in sales charges and fees paid by shareholders.

RETURNS FOR CLASS A SHARES ARE CALCULATED WITH AND WITHOUT THE EFFECT OF THE INITIAL 5.75% MAXIMUM SALES CHARGE THAT BECAME EFFECTIVE ON JANUARY 7, 2008. RETURNS FOR CLASS B SHARES ARE CALCULATED WITH AND WITHOUT THE EFFECT OF THE MAXIMUM 5% CDSC, CHARGED ON REDEMPTIONS MADE WITHIN ONE YEAR OF THE DATE OF PURCHASE, DECLINING TO 1% IN THE SIXTH YEAR AND 0% THEREAFTER. RETURNS FOR CLASS B SHARES SINCE INCEPTION REFLECT AUTOMATIC CONVERSION TO CLASS A SHARES APPROXIMATELY EIGHT YEARS AFTER THEIR DATE OF PURCHASE. RETURNS FOR CLASS C SHARES ARE CALCULATED WITH AND WITHOUT THE EFFECT OF THE 1% CDSC, CHARGED ON REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. RETURNS FOR CLASS C SHARES WOULD HAVE BEEN LOWER FOR PERIODS PRIOR TO JUNE 4, 2007 IF THE 1% INITIAL SALES CHARGE THEN IN EFFECT WAS INCURRED. ON MAY 16, 2008, CLASS D SHARES OF THE FUNDS WERE CONVERTED TO CLASS C SHARES AT THEIR RESPECTIVE NET ASSET VALUES. EFFECTIVE AT THE CLOSE OF BUSINESS ON MAY 16, 2008, CLASS D SHARES ARE NO LONGER OFFERED BY THE FUNDS.

An investment in a Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

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(1)   The website reference is an inactive textual reference and information contained in or otherwise accessible through the web-site does not form a part of this report or the Series' prospectus or statement of additional information.

Performance Overview
Seligman Asset Allocation Aggressive Growth Fund

            [THE DATA BELOW REPRESENTS A GRAPH IN THE PRINTED PIECE.]

             Class A With    Class A Without   Dow Jones Aggressive Portfolio
             Sales Charge     Sales Charge          Index (Global Series)

1/10/2000      $9,419.52        $  10,000                 $  10,000
               $10,422.2        $11,064.4                 $10,468.9
               $9,881.26        $10,490.2                 $ 9,927.4
               $9,762.53        $10,364.1                 $9,901.06
12/31/2000     $8,272.12        $ 8,781.9                 $9,138.86
               $7,224.85        $7,670.08                 $8,174.77
               $8,152.82        $8,655.23                 $8,820.35
               $ 6,323.4        $6,713.08                 $7,214.11
12/31/2001     $7,654.47        $8,126.18                 $8,347.34
               $7,682.25        $8,155.67                 $8,534.49
               $6,654.25        $7,064.32                 $7,697.48
               $ 5,362.3        $5,692.75                 $6,331.81
12/31/2002     $5,667.92        $ 6,017.2                 $6,796.04
               $5,403.97        $5,736.99                 $6,526.35
               $6,445.87        $ 6,843.1                 $7,750.69
               $ 6,918.2        $7,344.53                 $8,354.79
12/31/2003     $7,890.63        $8,376.89                 $9,600.64
               $8,446.31        $8,966.81                 $10,143.6
               $8,376.85        $8,893.07                 $10,103.3
               $8,001.77        $8,494.88                 $10,033.7
12/31/2004     $9,113.13        $9,674.72                 $  11,327
               $8,918.64        $9,468.25                 $11,146.9
               $9,099.23        $9,659.97                 $  11,406
               $9,807.72        $10,412.1                 $12,302.1
12/31/2005     $10,071.7        $10,692.3                 $12,746.8
               $11,127.5        $11,813.2                 $13,782.7
               $10,488.4        $11,134.8                 $13,429.6
               $10,771.3        $11,435.1                 $13,838.7
12/31/2006     $  11,746        $12,469.8                 $15,052.2
               $12,129.5        $  12,877                 $15,511.5
               $13,194.7        $14,007.8                 $  16,552
               $13,762.8        $  14,611                 $16,820.4
12/31/2007     $13,256.9        $14,073.8                 $16,355.5
               $11,661.9        $12,380.5                 $14,798.8
               $12,083.2        $12,827.8                 $14,684.9
               $9,744.43        $10,344.9                 $12,772.3
12/31/2008     $7,184.64        $7,627.39                 $9,700.65

Investment Results
TOTAL RETURNS
For Periods Ended December 31, 2008
--------------------------------------------------------------------------------

                                                                                              AVERAGE ANNUAL
                                                                                 ----------------------------------------
                                                                   SIX MONTHS*   ONE YEAR   FIVE YEARS   SINCE INCEPTION+
-------------------------------------------------------------------------------------------------------------------------
CLASS A
-------------------------------------------------------------------------------------------------------------------------
With Sales Charge                                                    (43.96)%    (48.93)%     (3.02)%         (3.61)%
-------------------------------------------------------------------------------------------------------------------------
Without Sales Charge                                                 (40.54)     (45.80)      (1.86)          (2.97)
-------------------------------------------------------------------------------------------------------------------------
CLASS B
-------------------------------------------------------------------------------------------------------------------------
With CDSC#                                                           (43.41)     (48.59)      (2.91)            n/a
-------------------------------------------------------------------------------------------------------------------------
Without CDSC                                                         (40.73)     (46.15)      (2.58)          (4.15)##
-------------------------------------------------------------------------------------------------------------------------
CLASS C
-------------------------------------------------------------------------------------------------------------------------
With 1% CDSC                                                         (41.27)     (46.64)        n/a             n/a
-------------------------------------------------------------------------------------------------------------------------
Without CDSC                                                         (40.73)     (46.15)      (2.58)          (3.67)
-------------------------------------------------------------------------------------------------------------------------
BENCHMARKS**
-------------------------------------------------------------------------------------------------------------------------
Dow Jones Aggressive Portfolio Index (Global Series)                 (33.94)     (40.69)       0.21           (0.34)++
-------------------------------------------------------------------------------------------------------------------------
Lipper Fund of Funds (Affiliated) Average                            (25.35)     (30.85)      (0.76)           0.01
-------------------------------------------------------------------------------------------------------------------------
Lipper Multi-Cap Core Funds Average                                  (31.60)     (38.81)      (2.61)          (1.25)
-------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE
--------------------------------------------------------------------------------

                                                                                 12/31/08    6/30/08         12/31/07
-------------------------------------------------------------------------------------------------------------------------
Class A                                                                          $   4.34    $  8.03         $   8.81
-------------------------------------------------------------------------------------------------------------------------
Class B                                                                              4.10       7.65             8.42
-------------------------------------------------------------------------------------------------------------------------
Class C                                                                              4.10       7.65             8.42
-------------------------------------------------------------------------------------------------------------------------

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See footnotes on page 9.

Performance Overview
Seligman Asset Allocation Growth Fund

            [THE DATA BELOW REPRESENTS A GRAPH IN THE PRINTED PIECE.]

             Class A With    Class A Without   Dow Jones Aggressive Portfolio
             Sales Charge     Sales Charge         Index (Global Series)

1/10/2000      $9,419.52        $  10,000                 $  10,000
               $10,382.6        $11,022.4                 $10,468.9
               $9,854.88        $10,462.2                 $ 9,927.4
               $9,894.46        $10,504.2                 $9,901.06
12/31/2000     $8,587.43        $9,116.62                 $9,138.86
               $7,472.52        $7,933.01                 $8,174.77
               $8,321.98        $8,834.81                 $8,820.35
               $6,543.44        $6,946.67                 $7,214.11
12/31/2001     $7,770.04        $8,248.86                 $8,347.34
               $7,797.84        $8,278.37                 $8,534.49
               $6,755.35        $7,171.64                 $7,697.48
               $5,407.06        $5,740.26                 $6,331.81
12/31/2002     $5,712.85        $6,064.91                 $6,796.04
               $5,434.86        $5,769.78                 $6,526.35
               $6,477.35        $6,876.51                 $7,750.69
               $6,908.25        $7,333.96                 $8,354.79
12/31/2003     $7,881.24        $8,366.91                 $9,600.64
               $8,395.53        $ 8,912.9                 $10,143.6
               $8,353.83        $8,868.63                 $10,103.3
               $8,034.14        $8,529.23                 $10,033.7
12/31/2004     $9,090.53        $9,650.72                 $  11,327
               $8,882.03        $9,429.38                 $11,146.9
               $9,048.83        $9,606.46                 $  11,406
               $9,674.32        $10,270.5                 $12,302.1
12/31/2005     $9,980.12        $10,595.1                 $12,746.8
               $10,925.3        $11,598.6                 $13,782.7
               $10,369.3        $11,008.3                 $13,429.6
               $10,647.1        $11,303.2                 $13,838.7
12/31/2006     $11,606.4        $12,321.6                 $15,052.2
               $11,947.8        $  12,684                 $15,511.5
               $12,957.6        $13,756.2                 $  16,552
               $13,512.3        $  14,345                 $16,820.4
12/31/2007     $  12,980        $13,779.9                 $16,355.5
               $11,558.4        $12,270.7                 $14,798.8
               $11,790.2        $12,516.7                 $14,684.9
               $9,636.37        $10,230.2                 $12,772.3
12/31/2008     $7,073.38        $7,509.28                 $9,700.65

Investment Results
TOTAL RETURNS
For Periods Ended December 31, 2008
--------------------------------------------------------------------------------

                                                                                              AVERAGE ANNUAL
                                                                                 ----------------------------------------
                                                                   SIX MONTHS*   ONE YEAR   FIVE YEARS   SINCE INCEPTION+
-------------------------------------------------------------------------------------------------------------------------
CLASS A
-------------------------------------------------------------------------------------------------------------------------
With Sales Charge                                                    (43.49)%    (48.63)%     (3.30)%         (3.78)%
-------------------------------------------------------------------------------------------------------------------------
Without Sales Charge                                                 (40.01)     (45.51)      (2.14)          (3.14)
-------------------------------------------------------------------------------------------------------------------------
CLASS B
-------------------------------------------------------------------------------------------------------------------------
With CDSC#                                                           (42.83)     (48.28)      (3.21)            n/a
-------------------------------------------------------------------------------------------------------------------------
Without CDSC                                                         (40.29)     (45.98)      (2.91)          (4.44)##
-------------------------------------------------------------------------------------------------------------------------
CLASS C
-------------------------------------------------------------------------------------------------------------------------
With 1% CDSC                                                         (40.79)     (46.44)        n/a             n/a
-------------------------------------------------------------------------------------------------------------------------
Without CDSC                                                         (40.29)     (45.98)      (2.91)          (3.90)
-------------------------------------------------------------------------------------------------------------------------
BENCHMARKS**
-------------------------------------------------------------------------------------------------------------------------
Dow Jones Aggressive Portfolio Index (Global Series)                 (33.94)     (40.69)       0.21           (0.34)++
-------------------------------------------------------------------------------------------------------------------------
Lipper Fund of Funds (Affiliated) Average                            (25.35)     (30.85)      (0.76)           0.01
-------------------------------------------------------------------------------------------------------------------------
Lipper Multi-Cap Core Funds Average                                  (31.60)     (38.81)      (2.61)          (1.25)
-------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE
--------------------------------------------------------------------------------

                                                                                 12/31/08    6/30/08         12/31/07
-------------------------------------------------------------------------------------------------------------------------
Class A                                                                          $   3.94    $  7.63         $   8.40
-------------------------------------------------------------------------------------------------------------------------
Class B                                                                              3.67       7.21             7.97
-------------------------------------------------------------------------------------------------------------------------
Class C                                                                              3.67       7.21             7.97
-------------------------------------------------------------------------------------------------------------------------

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See footnotes on page 9.

Performance Overview
Seligman Asset Allocation Moderate Growth Fund

            [THE DATA BELOW REPRESENTS A GRAPH IN THE PRINTED PIECE.]

             Class A With    Class A Without    Dow Jones Moderately Aggressive
             Sales Charge     Sales Charge      Portfolio Index (Global Series)

1/10/2000      $9,419.52        $  10,000                  $  10,000
               $10,092.3        $10,714.3                  $10,401.3
               $9,868.07        $10,476.2                  $9,996.36
               $10,013.2        $10,630.2                  $10,003.9
12/31/2000     $8,758.33        $92,98.06                  $ 9,455.3
               $7,774.84        $8,253.97                  $8,680.26
               $8,426.07        $8,945.33                  $9,232.92
               $6,817.94        $ 7,238.1                  $7,952.55
12/31/2001     $7,821.85        $8,303.88                  $8,926.61
               $7,737.29        $8,214.11                  $9,086.65
               $6,764.85        $7,181.73                  $8,447.63
               $5,665.56        $ 6,014.7                  $7,282.02
12/31/2002     $5,989.21        $ 6,358.3                  $7,747.66
               $5,831.97        $6,191.37                  $7,524.19
               $6,746.79        $7,162.57                  $8,685.25
               $7,104.14        $7,541.94                  $9,240.45
12/31/2003     $7,963.27        $8,454.02                  $10,372.5
               $8,352.08        $8,866.78                  $10,883.2
               $8,323.28        $ 8,836.2                  $10,807.1
               $8,078.47        $8,576.32                  $10,799.5
12/31/2004     $8,981.52        $9,535.01                  $11,973.1
               $8,734.45        $9,272.72                  $11,804.3
               $8,996.05        $9,550.44                  $12,059.6
               $9,504.71        $10,090.5                  $12,807.3
12/31/2005     $ 9,728.6        $10,328.1                  $13,176.8
               $10,549.1        $11,199.2                  $  14,005
               $10,124.2        $10,748.1                  $  13,757
               $10,490.5        $  11,137                  $  14,165
12/31/2006     $  11,285        $11,980.4                  $15,170.9
               $  11,626        $12,342.5                  $15,577.9
               $12,352.6        $13,113.9                  $16,388.7
               $12,916.2        $13,712.1                  $16,716.1
12/31/2007     $12,434.2        $13,200.5                  $16,434.7
               $11,173.8        $11,862.5                  $  15,260
               $11,419.8        $12,123.5                  $15,139.4
               $9,321.74        $9,896.21                  $13,497.9
12/31/2008     $6,841.35        $7,262.97                  $  10,984

Investment Results
TOTAL RETURNS
For Periods Ended December 31, 2008
--------------------------------------------------------------------------------

                                                                                              AVERAGE ANNUAL
                                                                                 ----------------------------------------
                                                                   SIX MONTHS*   ONE YEAR   FIVE YEARS   SINCE INCEPTION+
-------------------------------------------------------------------------------------------------------------------------
CLASS A
-------------------------------------------------------------------------------------------------------------------------
With Sales Charge                                                    (43.51)%     (48.12)%    (4.14)%         (4.14)%
-------------------------------------------------------------------------------------------------------------------------
Without Sales Charge                                                 (40.09)      (44.98)     (2.99)          (3.50)
-------------------------------------------------------------------------------------------------------------------------
CLASS B
-------------------------------------------------------------------------------------------------------------------------
With CDSC#                                                           (42.89)      (47.77)     (4.06)            n/a
-------------------------------------------------------------------------------------------------------------------------
Without CDSC                                                         (40.31)      (45.40)     (3.74)          (4.17)##
-------------------------------------------------------------------------------------------------------------------------
CLASS C
-------------------------------------------------------------------------------------------------------------------------
With 1% CDSC                                                         (40.82)      (45.87)       n/a             n/a
-------------------------------------------------------------------------------------------------------------------------
Without CDSC                                                         (40.31)      (45.40)     (3.74)          (4.24)
-------------------------------------------------------------------------------------------------------------------------
BENCHMARKS**
-------------------------------------------------------------------------------------------------------------------------
Dow Jones Moderately Aggressive Portfolio Index (Global Series)      (27.45)      (33.17)      1.15            1.05++
-------------------------------------------------------------------------------------------------------------------------
Lipper Fund of Funds (Affiliated) Average                            (25.35)      (30.85)     (0.76)           0.01
-------------------------------------------------------------------------------------------------------------------------
Lipper Multi-Cap Core Funds Average                                  (31.60)      (38.81)     (2.61)          (1.25)
-------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE
--------------------------------------------------------------------------------

                                                                                 12/31/08    6/30/08         12/31/07
-------------------------------------------------------------------------------------------------------------------------
Class A                                                                          $   3.86    $  7.43         $   8.09
-------------------------------------------------------------------------------------------------------------------------
Class B                                                                              3.77       7.29             7.97
-------------------------------------------------------------------------------------------------------------------------
Class C                                                                              3.77       7.29             7.97
-------------------------------------------------------------------------------------------------------------------------

----------
See footnotes on page 9.

Performance Overview
Seligman Asset Allocation Balanced Fund

            [THE DATA BELOW REPRESENTS A GRAPH IN THE PRINTED PIECE.]

             Class A With    Class A Without          Dow Jones Moderate
             Sales Charge     Sales Charge      Portfolio Index (Global Series)

1/10/2000      $9,419.52         $  10,000                 $  10,000
               $9,638.08         $  10,232                 $10,330.4
               $9,545.94         $10,134.2                 $10,059.7
               $9,785.38         $10,388.4                 $  10,098
12/31/2000     $8,949.68         $9,501.19                 $9,783.54
               $8,137.66         $8,639.13                 $9,214.05
               $8,315.06         $8,827.47                 $9,652.02
               $7,140.14         $7,580.14                 $8,776.04
12/31/2001     $7,636.61         $8,107.21                 $9,537.77
               $ 7,490.5         $7,952.09                 $9,660.46
               $6,850.48         $7,272.64                 $9,284.13
               $6,088.02         $6,463.19                 $8,399.83
12/31/2002     $6,380.88         $ 6,774.1                 $8,865.17
               $6,269.52         $6,655.87                 $8,715.04
               $6,937.72         $7,365.25                 $9,785.27
               $7,125.06         $7,564.13                 $10,275.9
12/31/2003     $7,743.95         $8,221.15                 $11,274.5
               $8,007.13         $8,500.54                 $11,760.4
               $8,004.46         $8,497.72                 $11,623.8
               $ 7,909.5         $ 8,396.9                 $11,704.2
12/31/2004     $ 8,514.7         $ 9,039.4                 $12,756.8
               $8,264.67         $8,773.96                 $12,588.1
               $8,544.81         $9,071.36                 $12,844.4
               $8,765.13         $9,305.25                 $13,411.5
12/31/2005     $8,887.65         $9,435.32                 $13,681.7
               $9,338.28         $9,913.73                 $14,246.5
               $9,137.45         $9,700.51                 $14,119.8
               $9,537.27         $  10,125                 $14,539.6
12/31/2006     $10,064.7         $10,684.9                 $15,311.3
               $10,270.9         $10,903.8                 $15,660.5
               $10,587.7         $11,240.1                 $  16,208
               $10,882.2         $11,552.7                 $16,617.7
12/31/2007     $10,411.9         $11,053.5                 $16,539.4
               $9,788.74         $10,391.9                 $15,784.9
               $9,816.02         $10,420.9                 $15,631.7
               $8,647.21         $9,180.06                 $14,258.8
12/31/2008     $6,670.54         $7,081.58                 $12,446.6

Investment Results
TOTAL RETURNS
For Periods Ended December 31, 2008
--------------------------------------------------------------------------------

                                                                                              AVERAGE ANNUAL
                                                                                 ----------------------------------------
                                                                   SIX MONTHS*   ONE YEAR   FIVE YEARS   SINCE INCEPTION+
-------------------------------------------------------------------------------------------------------------------------
CLASS A
-------------------------------------------------------------------------------------------------------------------------
With Sales Charge                                                    (36.02)%     (39.65)%     (4.09)%        (4.41)%
-------------------------------------------------------------------------------------------------------------------------
Without Sales Charge                                                 (32.10)      (36.01)      (2.96)         (3.77)
-------------------------------------------------------------------------------------------------------------------------
CLASS B
-------------------------------------------------------------------------------------------------------------------------
With CDSC#                                                           (35.61)      (39.53)      (4.03)           n/a
-------------------------------------------------------------------------------------------------------------------------
Without CDSC                                                         (32.38)      (36.51)      (3.69)         (4.52)##
-------------------------------------------------------------------------------------------------------------------------
CLASS C
-------------------------------------------------------------------------------------------------------------------------
With 1% CDSC                                                         (33.03)      (37.12)        n/a            n/a
-------------------------------------------------------------------------------------------------------------------------
Without CDSC                                                         (32.38)      (36.51)      (3.69)         (4.52)
-------------------------------------------------------------------------------------------------------------------------
BENCHMARKS**
-------------------------------------------------------------------------------------------------------------------------
Dow Jones Moderate Portfolio Index (Global Series)                   (20.38)      (24.75)       2.00           2.46++
-------------------------------------------------------------------------------------------------------------------------
Lipper Fund of Funds (Affiliated) Average                            (25.35)      (30.85)      (0.76)          0.01
-------------------------------------------------------------------------------------------------------------------------
Lipper Mixed-Asset Target Allocation Moderate Funds Average          (20.51)      (25.38)      (0.36)          0.41
-------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE
--------------------------------------------------------------------------------

                                                                                 12/31/08    6/30/08         12/31/07
-------------------------------------------------------------------------------------------------------------------------
Class A                                                                          $   3.80    $  5.88         $   6.30
-------------------------------------------------------------------------------------------------------------------------
Class B                                                                              3.80       5.88             6.30
-------------------------------------------------------------------------------------------------------------------------
Class C                                                                              3.80       5.88             6.30
-------------------------------------------------------------------------------------------------------------------------

----------
See footnotes on page 9.

Performance Overview

----------
 *    Returns for periods of less than one year are not annualized.

** The Dow Jones Aggressive Portfolio Index (Global Series), the Dow Jones Moderately Aggressive Portfolio Index (Global Series) and the Dow Jones Moderate Portfolio Index (Global Series) ("Dow Jones Indices"), the Lipper Fund of Funds (Affiliated) Average, the Lipper Mixed-Asset Target Allocation Moderate Funds Average and the Lipper Multi-Cap Core Funds Average are unmanaged benchmarks that assume reinvestment of all distributions and exclude the effect of fees, taxes, and sales charges. The Dow Jones Indices also exclude the effect of expenses. The Dow Jones Aggressive Portfolio Index (Global Series) measures balanced and multi-asset-class portfolios with risk profiles that are set monthly at 100% of the current risk of an all-equity stock portfolio. The Dow Jones Moderately Aggressive Portfolio Index (Global Series) measures balanced and multi-asset-class portfolios with risk profiles that are set monthly at 80% of the current risk of an all-equity stock portfolio. The Dow Jones Moderate Portfolio Index (Global Series) measures balanced and multi-asset-class portfolios with risk profiles that are set monthly at 60% of the current risk of an all-equity stock portfolio. The Lipper Fund of Funds (Affiliated) Average measures the performance of funds that invest 80% or more of their assets in mutual funds that are managed by an affiliated investment manager. The Lipper Mixed-Asset Target Allocation Moderate Funds Average measures the performance of funds that, by portfolio practice, maintain a mix of between 40% - 60% equity securities, with the remainder invested in bonds, cash and cash equivalents. The Lipper Multi-Cap Core Funds Average measures the performance of funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have between 25% and 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Investors cannot invest directly in an index or average.

 # The CDSC is 5% if you sell your shares within one year of purchase and 2% for the five-year period.

## Return for Class B shares since inception reflects automatic conversion to Class A shares approximately eight years after their date of purchase.

 + Commencement of investment operations for Class A shares was 1/10/00. Class A share returns were computed from the commencement of investment operations. Class B and C shares were offered to the public on 1/10/00, but were first issued at the dates indicated below. Total returns for Class B and C shares of the Fund have been computed from the commencement of investment operations and incorporate the total return of Class A shares of the Fund from the commencement of investment operations through the initial issuance date of each of the other classes of shares, adjusted to reflect the higher expenses associated with the Administration, Shareholder Services and Distribution Plan for those classes that would have been incurred had they first been issued on the commencement of investment operations date. The total returns of Class B and C shares from their individual initial issuance dates would be different, and may be lower, than those shown above.

                                                              CLASS B   CLASS C
      --------------------------------------------------------------------------
      Aggressive Growth Fund                                  4/24/00    2/8/00
      --------------------------------------------------------------------------
      Growth Fund                                             3/21/00   1/18/00
      --------------------------------------------------------------------------
      Moderate Growth Fund                                    2/18/00    3/6/00
      --------------------------------------------------------------------------
      Balanced Fund                                           2/17/00   1/18/00
      --------------------------------------------------------------------------

++    From December 31, 1999.

Portfolio Overview

Seligman Asset Allocation Aggressive Growth Fund

ALLOCATION TO UNDERLYING FUNDS                             PERCENT OF PORTFOLIO
--------------------------------------------------------------------------------
                                                           2008           2007
--------------------------------------------------------------------------------
Domestic Equity Funds                                       60.4           60.1
--------------------------------------------------------------------------------
Global Equity Funds                                         34.6           35.0
--------------------------------------------------------------------------------
REIT Fund                                                    5.0            4.9
--------------------------------------------------------------------------------
Total                                                      100.0          100.0
--------------------------------------------------------------------------------

Seligman Asset Allocation Growth Fund

ALLOCATION TO UNDERLYING FUNDS                             PERCENT OF PORTFOLIO
--------------------------------------------------------------------------------
                                                           2008           2007
--------------------------------------------------------------------------------
Domestic Equity Funds                                       58.1           57.8
--------------------------------------------------------------------------------
Global Equity Funds                                         31.9           32.2
--------------------------------------------------------------------------------
REIT Fund                                                   10.0           10.0
--------------------------------------------------------------------------------
Total                                                      100.0          100.0
--------------------------------------------------------------------------------

Seligman Asset Allocation Moderate Growth Fund

ALLOCATION TO UNDERLYING FUNDS                             PERCENT OF PORTFOLIO
--------------------------------------------------------------------------------
                                                           2008           2007
--------------------------------------------------------------------------------
Domestic Equity Funds                                       55.4           55.7
--------------------------------------------------------------------------------
Fixed Income Fund                                            9.8           10.0
--------------------------------------------------------------------------------
Global Equity Funds                                         25.0           24.6
--------------------------------------------------------------------------------
REIT Fund                                                    9.8            9.7
--------------------------------------------------------------------------------
Total                                                      100.0          100.0
--------------------------------------------------------------------------------

Seligman Asset Allocation Balanced Fund

ALLOCATION TO UNDERLYING FUNDS                             PERCENT OF PORTFOLIO
--------------------------------------------------------------------------------
                                                           2008           2007
--------------------------------------------------------------------------------
Domestic Equity Funds                                       45.3           45.2
--------------------------------------------------------------------------------
Fixed Income Funds                                          28.9           29.9
--------------------------------------------------------------------------------
Global Equity Fund                                           9.8           10.2
--------------------------------------------------------------------------------
REIT Fund                                                   16.0           14.7
--------------------------------------------------------------------------------
Total                                                      100.0          100.0
--------------------------------------------------------------------------------

Understanding and Comparing
Your Fund's Expenses

As a shareholder of a Fund of the Series, you incur ongoing expenses, such as management fees, distribution and service (12b-1) fees, and other Fund expenses. The information below is intended to help you understand your ongoing expenses (in dollars) of investing in a Fund and to compare them with the ongoing expenses of investing in other mutual funds. Please note that the expenses shown in the table are meant to highlight your ongoing expenses only and do not reflect the operating expenses of the Underlying Funds, or any transactional costs, such as sales charges (also known as loads) on certain purchases or redemptions. Therefore, the table is useful in comparing ongoing expenses only, and will not help you determine the relative total expenses of owning different funds. In addition, if Underlying Fund expenses and transactional costs were included, your total expenses would have been higher.

The table is based on an investment of $1,000 invested at the beginning of July 1, 2008 and held for the entire six-month period ended December 31, 2008.

ACTUAL EXPENSES

The table below provides information about actual expenses and actual account values. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value at the beginning of the period by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" for the share class of the Fund you own to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical expenses and hypothetical account values based on the actual expense ratio of each Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of any Fund. The hypothetical expenses and account values may not be used to estimate the ending account value or the actual expenses you paid for the period. You may use this information to compare the ongoing expenses of investing in a Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

                                                       (CONTINUED ON NEXT PAGE.)

Understanding and Comparing
Your Fund's Expenses (CONTINUED)

                                                                             ACTUAL                          HYPOTHETICAL
                                                                -------------------------------   ---------------------------------
                                       BEGINNING                 ENDING                             ENDING
                                        ACCOUNT    ANNUALIZED    ACCOUNT       EXPENSES PAID        ACCOUNT        EXPENSES PAID
                                         VALUE       EXPENSE      VALUE        DURING PERIOD         VALUE         DURING PERIOD
FUND                                    7/1/08       RATIO*     12/31/08   7/1/08 TO 12/31/08**    12/31/08    7/1/08 TO 12/31/08**
-----------------------------------------------------------------------------------------------------------------------------------
AGGRESSIVE GROWTH FUND
-----------------------------------------------------------------------------------------------------------------------------------
Class A                               $ 1,000.00      0.39%     $ 594.60         $ 1.57           $ 1,023.17          $ 1.99
-----------------------------------------------------------------------------------------------------------------------------------
Class B                                 1,000.00      1.15        592.70           4.60             1,019.36            5.83
-----------------------------------------------------------------------------------------------------------------------------------
Class C                                 1,000.00      1.15        592.70           4.60             1,019.36            5.83
-----------------------------------------------------------------------------------------------------------------------------------
GROWTH FUND
-----------------------------------------------------------------------------------------------------------------------------------
Class A                                 1,000.00      0.39        599.90           1.57             1,023.17            1.99
-----------------------------------------------------------------------------------------------------------------------------------
Class B                                 1,000.00      1.15        597.10           4.63             1,019.34            5.85
-----------------------------------------------------------------------------------------------------------------------------------
Class C                                 1,000.00      1.15        597.10           4.63             1,019.34            5.85
-----------------------------------------------------------------------------------------------------------------------------------
MODERATE GROWTH FUND
-----------------------------------------------------------------------------------------------------------------------------------
Class A                                 1,000.00      0.25        599.10           0.99             1,023.90            1.25
-----------------------------------------------------------------------------------------------------------------------------------
Class B                                 1,000.00      1.01        596.90           4.04             1,020.07            5.12
-----------------------------------------------------------------------------------------------------------------------------------
Class C                                 1,000.00      1.01        596.90           4.04             1,020.07            5.12
-----------------------------------------------------------------------------------------------------------------------------------
BALANCED FUND
-----------------------------------------------------------------------------------------------------------------------------------
Class A                                 1,000.00      0.26        679.00           1.11             1,023.81            1.34
-----------------------------------------------------------------------------------------------------------------------------------
Class B                                 1,000.00      1.01        676.20           4.24             1,020.08            5.11
-----------------------------------------------------------------------------------------------------------------------------------
Class C                                 1,000.00      1.01        676.20           4.24             1,020.08            5.11
-----------------------------------------------------------------------------------------------------------------------------------

----------
 * Expenses of Class B and Class C shares are higher than expenses of Class A shares due to the higher 12b-1 fees paid by Class B and Class C shares. See the Series' prospectus for a description of each share class and its expenses and sale charges. The Funds' manager waived its investment management fee and/or reimbursed a portion of each Fund's expenses, other than distribution and service (12b-1) fees, as described in Note 4. Absent such waiver/reimbursement, the expense ratios and expenses paid for the period would have been higher.

** Expenses are equal to each Fund's annualized expense ratio based on actual expenses for the period July 1, 2008 to December 31, 2008, multiplied by the average account value over the period, multiplied by 184/366 (number of days in the period).

Portfolios of Investments
December 31, 2008

Seligman Asset Allocation Aggressive Growth Fund+

                                                                                   SHARES        VALUE
DOMESTIC EQUITY FUNDS 60.9%
-----------------------------------------------------------------------------------------------------------
Seligman Capital Fund*                                                             185,073   $   2,481,829
-----------------------------------------------------------------------------------------------------------
Seligman Communications and Information Fund*                                       73,832       1,790,426
-----------------------------------------------------------------------------------------------------------
Seligman Frontier Fund*                                                             50,345         343,856
-----------------------------------------------------------------------------------------------------------
Seligman Growth Fund*                                                              115,202         336,390
-----------------------------------------------------------------------------------------------------------
Seligman Large-Cap Value Fundo                                                      34,533         337,387
-----------------------------------------------------------------------------------------------------------
Seligman Smaller-Cap Value Fund*o                                                  161,424       1,489,944
-----------------------------------------------------------------------------------------------------------
                                                                                                 6,779,832
-----------------------------------------------------------------------------------------------------------
GLOBAL EQUITY FUNDS 34.8%
-----------------------------------------------------------------------------------------------------------
Seligman Emerging Markets Fund*o                                                   169,674       1,107,971
-----------------------------------------------------------------------------------------------------------
Seligman Global Smaller Companies Fund*o                                           270,524       2,234,529
-----------------------------------------------------------------------------------------------------------
Seligman International Growth Fund*                                                 73,064         539,212
-----------------------------------------------------------------------------------------------------------
                                                                                                 3,881,712
-----------------------------------------------------------------------------------------------------------
REIT FUND 5.0%
-----------------------------------------------------------------------------------------------------------
Seligman LaSalle Global Real Estate Fund                                           196,031         558,688
-----------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN UNDERLYING FUNDS (Cost $17,388,222) 100.7%                                 11,220,232
-----------------------------------------------------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES (0.7)%                                                               (82,792)
-----------------------------------------------------------------------------------------------------------
NET ASSETS 100.0%                                                                            $  11,137,440
===========================================================================================================

Seligman Asset Allocation Growth Fund+

                                                                                   SHARES        VALUE
DOMESTIC EQUITY FUNDS 57.9%
-----------------------------------------------------------------------------------------------------------
Seligman Capital Fund*                                                             203,533   $   2,729,377
-----------------------------------------------------------------------------------------------------------
Seligman Communications and Information Fund*                                       73,610       1,785,042
-----------------------------------------------------------------------------------------------------------
Seligman Frontier Fund*                                                             80,113         547,172
-----------------------------------------------------------------------------------------------------------
Seligman Growth Fund*                                                              551,600       1,610,672
-----------------------------------------------------------------------------------------------------------
Seligman Large-Cap Value Fundo                                                     167,025       1,631,834
-----------------------------------------------------------------------------------------------------------
Seligman Smaller-Cap Value Fund*o                                                  237,909       2,195,900
-----------------------------------------------------------------------------------------------------------
                                                                                                10,499,997
-----------------------------------------------------------------------------------------------------------
GLOBAL EQUITY FUNDS 31.8%
-----------------------------------------------------------------------------------------------------------
Seligman Emerging Markets Fund*o                                                   276,341       1,804,507
-----------------------------------------------------------------------------------------------------------
Seligman Global Smaller Companies Fund*o                                           371,361       3,067,442
-----------------------------------------------------------------------------------------------------------
Seligman International Growth Fund*                                                120,460         888,995
-----------------------------------------------------------------------------------------------------------
                                                                                                 5,760,944
-----------------------------------------------------------------------------------------------------------
REIT FUND 9.9%
-----------------------------------------------------------------------------------------------------------
Seligman LaSalle Global Real Estate Fund                                           631,433       1,799,584
-----------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN UNDERLYING FUNDS (Cost $28,439,672) 99.6%                                  18,060,525
-----------------------------------------------------------------------------------------------------------
MONEY MARKET FUND 0.4%
-----------------------------------------------------------------------------------------------------------
SSgA U.S. Treasury Money Market Fund (Cost $66,055)                                 66,055          66,055
-----------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (Cost $28,505,727) 100.0%                                                     18,126,580
-----------------------------------------------------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES 0.0%                                                                   7,329
-----------------------------------------------------------------------------------------------------------
NET ASSETS 100.0%                                                                            $  18,133,909
===========================================================================================================

----------
See footnotes on page 14.

Portfolios of Investments
December 31, 2008

Seligman Asset Allocation Moderate Growth Fund+

                                                                                   SHARES        VALUE
DOMESTIC EQUITY FUNDS 55.8%
-----------------------------------------------------------------------------------------------------------
Seligman Capital Fund*                                                             293,745   $   3,939,121
-----------------------------------------------------------------------------------------------------------
Seligman Communications and Information Fund*                                       79,713       1,933,040
-----------------------------------------------------------------------------------------------------------
Seligman Growth Fund*                                                              597,421       1,744,469
-----------------------------------------------------------------------------------------------------------
Seligman Large-Cap Value Fundo                                                     180,900       1,767,393
-----------------------------------------------------------------------------------------------------------
Seligman Smaller-Cap Value Fund*o                                                  150,253       1,386,835
-----------------------------------------------------------------------------------------------------------
                                                                                                10,770,858
-----------------------------------------------------------------------------------------------------------
FIXED-INCOME FUND 9.9%
-----------------------------------------------------------------------------------------------------------
Seligman High-Yield Fund                                                           986,921       1,914,627
-----------------------------------------------------------------------------------------------------------
GLOBAL EQUITY FUNDS 25.1%
-----------------------------------------------------------------------------------------------------------
Seligman Emerging Markets Fund*o                                                   149,462         975,987
-----------------------------------------------------------------------------------------------------------
Seligman Global Smaller Companies Fund*o                                           236,411       1,952,755
-----------------------------------------------------------------------------------------------------------
Seligman International Growth Fund*                                                261,244       1,927,981
-----------------------------------------------------------------------------------------------------------
                                                                                                 4,856,723
-----------------------------------------------------------------------------------------------------------
REIT FUND 9.9%
-----------------------------------------------------------------------------------------------------------
Seligman LaSalle Global Real Estate Fund                                           668,560       1,905,396
-----------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN UNDERLYING FUNDS (Cost $30,224,180) 100.7%                                 19,447,604
-----------------------------------------------------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES (0.7)%                                                              (129,150)
-----------------------------------------------------------------------------------------------------------
NET ASSETS 100.0%                                                                            $  19,318,454
===========================================================================================================

Seligman Asset Allocation Balanced Fund+

                                                                                   SHARES        VALUE
DOMESTIC EQUITY FUNDS 46.6%
-----------------------------------------------------------------------------------------------------------
Seligman Capital Fund*                                                              75,759   $   1,015,928
-----------------------------------------------------------------------------------------------------------
Seligman Common Stock Fundo                                                        184,116       1,108,378
-----------------------------------------------------------------------------------------------------------
Seligman Growth Fund*                                                              413,144       1,206,381
-----------------------------------------------------------------------------------------------------------
Seligman Large-Cap Value Fundo                                                     124,698       1,218,300
-----------------------------------------------------------------------------------------------------------
                                                                                                 4,548,987
-----------------------------------------------------------------------------------------------------------
FIXED-INCOME FUNDS 29.7%
-----------------------------------------------------------------------------------------------------------
Seligman Cash Management Fund                                                      483,723         483,723
-----------------------------------------------------------------------------------------------------------
Seligman Core Fixed Income Fund                                                    146,361         957,201
-----------------------------------------------------------------------------------------------------------
Seligman High-Yield Fund                                                           506,516         982,641
-----------------------------------------------------------------------------------------------------------
Seligman U.S. Government Securities Fund                                            65,723         482,407
-----------------------------------------------------------------------------------------------------------
                                                                                                 2,905,972
-----------------------------------------------------------------------------------------------------------
GLOBAL EQUITY FUND 10.1%
-----------------------------------------------------------------------------------------------------------
Seligman International Growth Fund*                                                134,181         990,256
-----------------------------------------------------------------------------------------------------------
REIT FUND 16.4%
-----------------------------------------------------------------------------------------------------------
Seligman LaSalle Monthly Dividend Real Estate Fund                                 523,887       1,603,094
-----------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN UNDERLYING FUNDS (Cost $13,325,034) 102.8%                                 10,048,309
-----------------------------------------------------------------------------------------------------------
MONEY MARKET FUND 0.5%
-----------------------------------------------------------------------------------------------------------
SSgA U.S. Treasury Money Market Fund (Cost $44,031)                                 44,031          44,031
-----------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (Cost $13,369,065) 103.3%                                                     10,092,340
-----------------------------------------------------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES (3.3)%                                                              (320,517)
-----------------------------------------------------------------------------------------------------------
NET ASSETS 100.0%                                                                            $   9,771,823
===========================================================================================================

----------
+ The Fund and each of the investment companies in which the Fund invests may be deemed to be affiliates of one another (Note 8).

*     Non-income producing security.

o Security has paid capital gain distributions during the year ended December 31, 2008.

See Notes to Financial Statements.

Statements of Assets and Liabilities
December 31, 2008

                                                           SELIGMAN                      SELIGMAN       SELIGMAN
                                                            ASSET         SELIGMAN         ASSET         ASSET
                                                          ALLOCATION        ASSET       ALLOCATION     ALLOCATION
                                                          AGGRESSIVE     ALLOCATION      MODERATE       BALANCED
                                                         GROWTH FUND    GROWTH FUND    GROWTH FUND        FUND
ASSETS:
-------------------------------------------------------------------------------------------------------------------
Investments, at value
   Underlying Funds                                      $ 11,220,232   $ 18,060,525   $ 19,447,604   $ 10,048,309
-------------------------------------------------------------------------------------------------------------------
   Money Market Fund                                               --         66,055             --         44,031
-------------------------------------------------------------------------------------------------------------------
Total Investments*                                         11,220,232     18,126,580     19,447,604     10,092,340
-------------------------------------------------------------------------------------------------------------------
Cash                                                            9,762             --             --             --
-------------------------------------------------------------------------------------------------------------------
Receivable for Capital Stock sold                              72,420         62,157         39,772         10,998
-------------------------------------------------------------------------------------------------------------------
Prepaid registration fees                                      17,236         17,436         17,436         17,186
-------------------------------------------------------------------------------------------------------------------
Receivable from the Manager (Note 4)                            4,601          2,489          6,027          7,488
-------------------------------------------------------------------------------------------------------------------
Dividends receivable                                               --             --          9,446          5,972
-------------------------------------------------------------------------------------------------------------------
Other                                                             914          1,318          1,493            690
-------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                               11,325,165     18,209,980     19,521,778     10,134,674
-------------------------------------------------------------------------------------------------------------------

LIABILITIES:
-------------------------------------------------------------------------------------------------------------------
Payable for Capital Stock repurchased                         160,859         43,185        135,110        245,581
-------------------------------------------------------------------------------------------------------------------
Distribution and service (12b-1) fees payable                   3,213          5,760          6,370          3,033
-------------------------------------------------------------------------------------------------------------------
Bank overdraft                                                     --             --         30,755         78,100
-------------------------------------------------------------------------------------------------------------------
Dividends payable                                                  --             --             --         14,262
-------------------------------------------------------------------------------------------------------------------
Accrued expenses and other                                     23,653         27,126         31,089         21,875
-------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                             187,725         76,071        203,324        362,851
-------------------------------------------------------------------------------------------------------------------
NET ASSETS                                               $ 11,137,440   $ 18,133,909   $ 19,318,454   $  9,771,823
===================================================================================================================

COMPOSITION OF NET ASSETS:
-------------------------------------------------------------------------------------------------------------------
Capital Stock, at $0.001 par value:
-------------------------------------------------------------------------------------------------------------------
   Class A                                               $      1,461   $      2,305   $      2,531   $      1,278
-------------------------------------------------------------------------------------------------------------------
   Class B                                                        398            761            654            242
-------------------------------------------------------------------------------------------------------------------
   Class C                                                        773          1,709          1,881          1,049
-------------------------------------------------------------------------------------------------------------------
Additional paid-in capital                                 18,036,750     29,894,021     32,040,227     15,716,389
-------------------------------------------------------------------------------------------------------------------
Dividends in excess of net investment income (Note 6)            (517)          (583)          (615)       (14,752)
-------------------------------------------------------------------------------------------------------------------
Accumulated net realized loss (Note 6)                       (733,435)    (1,385,157)    (1,949,648)    (2,655,658)
-------------------------------------------------------------------------------------------------------------------
Net unrealized depreciation of investments                 (6,167,990)   (10,379,147)   (10,776,576)    (3,276,725)
-------------------------------------------------------------------------------------------------------------------
NET ASSETS                                               $ 11,137,440   $ 18,133,909   $ 19,318,454   $  9,771,823
===================================================================================================================

*Cost of total investments:                              $ 17,388,222   $ 28,505,727   $ 30,224,180   $ 13,369,065
===================================================================================================================

                                                         (CONTINUED ON PAGE 16.)

Statements of Assets and Liabilities
December 31, 2008

                                                           SELIGMAN                      SELIGMAN       SELIGMAN
                                                            ASSET         SELIGMAN        ASSET           ASSET
                                                          ALLOCATION        ASSET       ALLOCATION     ALLOCATION
                                                          AGGRESSIVE     ALLOCATION      MODERATE       BALANCED
                                                          GROWTH FUND    GROWTH FUND    GROWTH FUND       FUND
NET ASSETS:
-------------------------------------------------------------------------------------------------------------------
Class A                                                  $  6,343,095   $  9,071,823   $  9,760,530   $  4,862,791
-------------------------------------------------------------------------------------------------------------------
Class B                                                     1,629,402      2,792,650      2,467,131        917,780
-------------------------------------------------------------------------------------------------------------------
Class C                                                     3,164,943      6,269,436      7,090,793      3,991,252
-------------------------------------------------------------------------------------------------------------------

SHARES OF CAPITAL STOCK OUTSTANDING:
-------------------------------------------------------------------------------------------------------------------
Class A                                                     1,461,060      2,305,328      2,531,264      1,278,099
-------------------------------------------------------------------------------------------------------------------
Class B                                                       397,777        761,201        654,883        241,236
-------------------------------------------------------------------------------------------------------------------
Class C                                                       772,813      1,709,059      1,882,434      1,048,950
-------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE:
-------------------------------------------------------------------------------------------------------------------
Class A                                                  $       4.34   $       3.94   $       3.86   $       3.80
-------------------------------------------------------------------------------------------------------------------
Class B                                                  $       4.10   $       3.67   $       3.77   $       3.80
-------------------------------------------------------------------------------------------------------------------
Class C                                                  $       4.10   $       3.67   $       3.77   $       3.80
-------------------------------------------------------------------------------------------------------------------

----------
See Notes to Financial Statements.

Statements of Operations
For the Year Ended December 31, 2008

                                                           SELIGMAN                      SELIGMAN       SELIGMAN
                                                            ASSET         SELIGMAN         ASSET         ASSET
                                                          ALLOCATION        ASSET       ALLOCATION     ALLOCATION
                                                          AGGRESSIVE     ALLOCATION      MODERATE       BALANCED
                                                         GROWTH FUND    GROWTH FUND    GROWTH FUND        FUND
INVESTMENT INCOME:
-------------------------------------------------------------------------------------------------------------------
Dividends from Underlying Funds*                         $     12,661   $     41,646   $    356,577   $    349,305
-------------------------------------------------------------------------------------------------------------------
Other                                                              75            128            155             70
-------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                        12,736         41,774        356,732        349,375
-------------------------------------------------------------------------------------------------------------------

EXPENSES:
-------------------------------------------------------------------------------------------------------------------
Distribution and service (12b-1) fees                          61,577        110,440        131,524         61,933
-------------------------------------------------------------------------------------------------------------------
Registration                                                   58,879         63,237         61,966         57,852
-------------------------------------------------------------------------------------------------------------------
Auditing and legal fees                                        22,700         28,143         30,555         18,989
-------------------------------------------------------------------------------------------------------------------
Management fees                                                19,124         28,506         32,079         14,984
-------------------------------------------------------------------------------------------------------------------
Shareholder account services                                   14,560         21,107         20,031         13,928
-------------------------------------------------------------------------------------------------------------------
Custody and related services                                   13,476         18,184         22,352         17,939
-------------------------------------------------------------------------------------------------------------------
Shareholder reports and communications                          8,120          9,192         11,297          7,228
-------------------------------------------------------------------------------------------------------------------
Directors' fees and expenses                                    1,659          2,229          2,459          1,402
-------------------------------------------------------------------------------------------------------------------
Miscellaneous                                                   6,651          5,403          7,515          4,125
-------------------------------------------------------------------------------------------------------------------

TOTAL EXPENSES BEFORE WAIVER/REIMBURSEMENT                    206,746        286,441        319,778        198,380
-------------------------------------------------------------------------------------------------------------------
Waiver/reimbursement of expenses (Note 4)                     (68,672)       (61,978)      (108,056)       (98,987)
-------------------------------------------------------------------------------------------------------------------
TOTAL EXPENSES AFTER WAIVER/REIMBURSEMENT                     138,074        224,463        211,722         99,393
-------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                 (125,338)      (182,689)       145,010        249,982
===================================================================================================================

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS:
-------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments in Underlying
   Funds*                                                    (112,044)       836,888         81,558     (1,786,600)
-------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation of investments      (10,736,399)   (16,538,084)   (17,847,704)    (4,658,851)
-------------------------------------------------------------------------------------------------------------------
NET LOSS ON INVESTMENTS                                   (10,848,443)   (15,701,196)   (17,766,146)    (6,445,451)
-------------------------------------------------------------------------------------------------------------------
DECREASE IN NET ASSETS FROM OPERATIONS                   $(10,973,781)  $(15,883,885)  $(17,621,136)  $ (6,195,469)
===================================================================================================================

----------
* Represents dividends (Note 8) and net realized gain from affiliated issuers.

See Notes to Financial Statements.

Statements of Changes in Net Assets

                                                                                    SELIGMAN                       SELIGMAN
                                                                                ASSET ALLOCATION              ASSET ALLOCATION
                                                                             AGGRESSIVE GROWTH FUND              GROWTH FUND
                                                                          ---------------------------   ----------------------------
                                                                             YEAR ENDED DECEMBER 31,       YEAR ENDED DECEMBER 31,
                                                                          ---------------------------   ----------------------------
                                                                               2008          2007            2008           2007
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
------------------------------------------------------------------------------------------------------------------------------------
Net investment loss                                                       $   (125,338)  $   (145,621)  $   (182,689)  $   (205,383)
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments and capital gain
   distributions from Underlying Funds                                        (112,044)     2,012,363        836,888      4,295,137
------------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation of investments                       (10,736,399)       610,132    (16,538,084)      (546,262)
------------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                          (10,973,781)     2,476,874    (15,883,885)     3,543,492
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
------------------------------------------------------------------------------------------------------------------------------------
Net realized short-term gain on investments and distributions from
   Underlying Funds:
------------------------------------------------------------------------------------------------------------------------------------
   Class A                                                                      (1,559)      (226,718)        (1,998)      (297,058)
------------------------------------------------------------------------------------------------------------------------------------
   Class B                                                                        (455)       (41,949)          (756)       (67,225)
------------------------------------------------------------------------------------------------------------------------------------
   Class C                                                                        (779)       (52,760)        (1,503)      (108,396)
------------------------------------------------------------------------------------------------------------------------------------
   Class D                                                                          --        (12,103)            --        (21,076)
------------------------------------------------------------------------------------------------------------------------------------
Total                                                                           (2,793)      (333,530)        (4,257)      (493,755)
------------------------------------------------------------------------------------------------------------------------------------
Net realized long-term gain on investments and distributions from
   Underlying Funds:
------------------------------------------------------------------------------------------------------------------------------------
   Class A                                                                    (920,589)      (491,106)    (1,569,822)    (1,121,270)
------------------------------------------------------------------------------------------------------------------------------------
   Class B                                                                    (256,866)      (192,266)      (568,112)      (500,892)
------------------------------------------------------------------------------------------------------------------------------------
   Class C                                                                    (452,360)      (232,813)    (1,177,082)      (784,483)
------------------------------------------------------------------------------------------------------------------------------------
   Class D                                                                          --        (48,938)            --       (144,318)
------------------------------------------------------------------------------------------------------------------------------------
Total                                                                       (1,629,815)      (965,123)    (3,315,016)    (2,550,963)
------------------------------------------------------------------------------------------------------------------------------------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS                                   (1,632,608)    (1,298,653)    (3,319,273)    (3,044,718)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
------------------------------------------------------------------------------------------------------------------------------------
Net proceeds from sales of shares                                            2,977,951      5,146,487      3,467,334      5,895,005
------------------------------------------------------------------------------------------------------------------------------------
Exchanged from associated funds                                                921,443      1,129,172      2,127,305      5,153,924
------------------------------------------------------------------------------------------------------------------------------------
Investment of distributions                                                  1,532,916      1,211,082      3,109,075      2,884,353
------------------------------------------------------------------------------------------------------------------------------------
Total                                                                        5,432,310      7,486,741      8,703,714     13,933,282
------------------------------------------------------------------------------------------------------------------------------------
Cost of shares repurchased                                                  (3,390,627)    (2,884,976)    (5,137,556)    (5,586,193)
------------------------------------------------------------------------------------------------------------------------------------
Exchanged into associated funds                                             (2,286,611)      (553,619)    (3,875,231)    (1,434,929)
------------------------------------------------------------------------------------------------------------------------------------
Total                                                                       (5,677,238)    (3,438,595)    (9,012,787)    (7,021,122)
------------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE
   TRANSACTIONS                                                               (244,928)     4,048,146       (309,073)     6,912,160
------------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                                          (12,851,317)     5,226,367    (19,512,231)     7,410,934
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
------------------------------------------------------------------------------------------------------------------------------------
Beginning of year                                                           23,988,757     18,762,390     37,646,140     30,235,206
------------------------------------------------------------------------------------------------------------------------------------
END OF YEAR*                                                              $ 11,137,440   $ 23,988,757   $ 18,133,909   $ 37,646,140
====================================================================================================================================

----------
*     Including undistributed (dividends in excess of) net investment
      income                                                              $       (517)  $        541   $       (583)  $      2,263

See Notes to Financial Statements.

Statements of Changes in Net Assets
(CONTINUED)

                                                                                    SELIGMAN                     SELIGMAN
                                                                                ASSET ALLOCATION              ASSET ALLOCATION
                                                                              MODERATE GROWTH FUND              BALANCED FUND
                                                                          ---------------------------   ----------------------------
                                                                             YEAR ENDED DECEMBER 31,       YEAR ENDED DECEMBER 31,
                                                                          ---------------------------   ----------------------------
                                                                              2008           2007           2008           2007
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                     $    145,010   $    135,836   $    249,982   $    260,227
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments and capital gain
   distributions from Underlying Funds                                          81,558      3,193,165     (1,786,600)     1,354,488
------------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation of investments                       (17,847,704)       464,917     (4,658,851)    (1,079,273)
------------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                          (17,621,136)     3,793,918     (6,195,469)       535,442
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
------------------------------------------------------------------------------------------------------------------------------------
Net investment income:
------------------------------------------------------------------------------------------------------------------------------------
   Class A                                                                     (74,610)      (135,144)      (142,020)      (147,189)
------------------------------------------------------------------------------------------------------------------------------------
   Class B                                                                     (18,291)          (692)       (23,407)       (29,223)
------------------------------------------------------------------------------------------------------------------------------------
   Class C                                                                     (52,109)            --        (71,538)       (63,271)
------------------------------------------------------------------------------------------------------------------------------------
   Class D                                                                          --             --         (8,624)       (20,544)
------------------------------------------------------------------------------------------------------------------------------------
Total                                                                         (145,010)      (135,836)      (245,589)      (260,227)
------------------------------------------------------------------------------------------------------------------------------------
Net realized short-term gain on investments and distributions from
   Underlying Funds:
------------------------------------------------------------------------------------------------------------------------------------
   Class A                                                                     (41,535)      (304,859)        (5,142)      (143,161)
------------------------------------------------------------------------------------------------------------------------------------
   Class B                                                                     (11,623)       (91,777)        (1,280)       (44,413)
------------------------------------------------------------------------------------------------------------------------------------
   Class C                                                                     (32,073)      (212,719)        (4,777)      (101,913)
------------------------------------------------------------------------------------------------------------------------------------
   Class D                                                                          --        (58,519)            --        (34,280)
------------------------------------------------------------------------------------------------------------------------------------
Total                                                                          (85,231)      (667,874)       (11,199)      (323,767)
------------------------------------------------------------------------------------------------------------------------------------
Net realized long-term gain on investments and distributions from
   Underlying Funds:
------------------------------------------------------------------------------------------------------------------------------------
   Class A                                                                  (1,336,942)      (238,133)      (205,952)            --
------------------------------------------------------------------------------------------------------------------------------------
   Class B                                                                    (410,679)       (80,910)       (45,973)            --
------------------------------------------------------------------------------------------------------------------------------------
   Class C                                                                  (1,133,364)      (186,129)      (181,639)            --
------------------------------------------------------------------------------------------------------------------------------------
   Class D                                                                          --        (51,204)            --             --
------------------------------------------------------------------------------------------------------------------------------------
Total                                                                       (2,880,985)      (556,376)      (433,564)            --
------------------------------------------------------------------------------------------------------------------------------------
Return of Capital:
------------------------------------------------------------------------------------------------------------------------------------
   Class A                                                                     (12,593)            --             --             --
------------------------------------------------------------------------------------------------------------------------------------
   Class B                                                                      (3,087)            --             --             --
------------------------------------------------------------------------------------------------------------------------------------
   Class C                                                                      (8,795)            --             --             --
------------------------------------------------------------------------------------------------------------------------------------
Total                                                                          (24,475)            --             --             --
------------------------------------------------------------------------------------------------------------------------------------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS                                   (3,135,701)    (1,360,086)      (690,352)      (583,994)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
------------------------------------------------------------------------------------------------------------------------------------
Net proceeds from sales of shares                                            3,071,849      6,729,058      1,372,896      3,143,992
------------------------------------------------------------------------------------------------------------------------------------
Exchanged from associated funds                                              2,904,741      2,852,641      2,347,093      1,938,042
------------------------------------------------------------------------------------------------------------------------------------
Investment of distributions                                                  2,904,871      1,271,933        642,524        510,247
------------------------------------------------------------------------------------------------------------------------------------
Total                                                                        8,881,461     10,853,632      4,362,513      5,592,281
------------------------------------------------------------------------------------------------------------------------------------
Cost of shares repurchased                                                  (7,966,518)    (6,662,424)    (4,540,707)    (3,729,670)
------------------------------------------------------------------------------------------------------------------------------------
Exchanged into associated funds                                             (4,725,954)    (2,188,125)    (1,489,917)      (471,263)
------------------------------------------------------------------------------------------------------------------------------------
Total                                                                      (12,692,472)    (8,850,549)    (6,030,624)    (4,200,933)
------------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE
   TRANSACTIONS                                                             (3,811,011)     2,003,083     (1,668,111)     1,391,348
------------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                                          (24,567,848)     4,436,915     (8,553,932)     1,342,796
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
------------------------------------------------------------------------------------------------------------------------------------
Beginning of year                                                           43,886,302     39,449,387     18,325,755     16,982,959
------------------------------------------------------------------------------------------------------------------------------------
END OF YEAR*                                                              $ 19,318,454   $ 43,886,302   $  9,771,823   $ 18,325,755
====================================================================================================================================

----------
*     Including undistributed (dividends in excess of) net investment
      income                                                              $       (615)  $     36,024   $    (14,752)  $      7,927

See Notes to Financial Statements.

Notes to Financial Statements

1. ORGANIZATION AND MULTIPLE CLASSES OF SHARES -- Seligman Asset Allocation Series, Inc. (the "Series") is registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end diversified management investment company (Note 10). The Series consists of four separate funds: Seligman Asset Allocation Aggressive Growth Fund ("Aggressive Growth Fund"), Seligman Asset Allocation Growth Fund ("Growth Fund"), Seligman Asset Allocation Moderate Growth Fund ("Moderate Growth Fund") and Seligman Asset Allocation Balanced Fund ("Balanced Fund"). Each Fund invests in a combination of Class A shares of other Seligman mutual funds (the "Underlying Funds"). Each Fund of the Series offers three classes of shares.

      Class A shares are sold with an initial sales charge of up to 5.75% (4.75% prior to January 7, 2008) and are subject to a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge ("CDSC") of 1% on redemptions made within 18 months of purchase. Effective January 7, 2008, eligible employee benefit plans which have at least $2,000,000 in plan assets may purchase Class A shares at net asset value, but, in the event of plan termination, will be subject to a CDSC of 1% on shares purchased within 18 months prior to plan termination.

      Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75% on an annual basis, and a CDSC, if applicable, of 5% on redemptions made in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares approximately eight years after their date of purchase. If Class B shares of the Fund are exchanged for Class B shares of another Seligman registered investment company, the holding period of the shares exchanged will be added to the holding period of the shares acquired, both for determining the applicable CDSC and the conversion of Class B shares to Class A shares.

      Class C shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase.

      The Board of Directors of the Series approved the automatic conversion of all of the Funds' outstanding Class D shares to Class C shares at their relative net asset values. The conversion was implemented on May 16, 2008. Effective at the close of business on May 16, 2008, the Funds no longer offer Class D shares. The conversion did not affect individual shareholder account values.

      The three classes of shares for each Fund represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and service (12b-1) fees and certain other class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2. SIGNIFICANT ACCOUNTING POLICIES -- The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from these estimates. The following summarizes the significant accounting policies of the Series:

      A. SECURITY VALUATION AND RISK -- Underlying Funds owned by a Fund are valued at their respective net asset values. Securities traded on an exchange are valued at the last sales price on the primary exchange or market on which they are traded. Securities not listed on an exchange or security market, or securities for which there is no last sales price, are valued at the mean of the most recent bid and asked prices or are valued by RiverSource Investments, LLC ("RiverSource" or the "Manager") based on quotations provided by primary market makers in such securities. Securities for which market quotations are not readily available (or are otherwise no longer valid or reliable) are valued at fair value determined in accordance with procedures approved by the Board of Directors. This can occur in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts, and extreme market volatility. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value or the price that may be realized upon the actual sale of the security. Short-term holdings maturing in 60 days or less are valued at current market quotations or amortized cost if the Manager believes it

Notes to Financial Statements

            approximates fair value. Short-term holdings that mature in more than 60 days are valued at current market quotations until the 60th day prior to maturity and are then valued as described above for securities maturing in 60 days or less. Investments in money market funds are valued at net asset value.

            On January 1, 2008, the Funds adopted Statement of Financial Accounting Standards No. 157 ("SFAS 157"), "Fair Value Measurements." SFAS 157 establishes a three-tier hierarchy to classify the assumptions, referred to as inputs, used in valuation techniques (as described above) to measure fair value of the Funds' investments. These inputs are summarized in three broad levels:
            Level 1 - quoted prices in active markets for identical investments; Level 2 - other significant observable inputs (including quoted prices in inactive markets or for similar investments); and Level 3
            - significant unobservable inputs (including the Funds' own assumptions in determining fair value) (Note 3). Observable inputs are those based on market data obtained from sources independent of the Funds, and unobservable inputs reflect the Funds' own assumptions based on the best information available. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities.

            The following risks apply to some or all of the Underlying Funds in which the Funds invest. An Underlying Fund may concentrate its investments in stocks of large-, medium- or small-capitalization companies. At times, one or more of these groups of stocks has experienced periods of volatility and negative performance. During such periods, the value of such stocks may decline and the performance of an Underlying Fund investing in such companies may be negatively affected. The products of technology companies may be subject to severe competition and rapid obsolescence, and technology stocks may be subject to greater price fluctuation, government regulation, and limited liquidity as compared to other investments. There are specific risks associated with global investing, such as currency fluctuations, foreign taxation, differences in financial reporting practices, and rapid changes in political and economic conditions. Investments in emerging market companies should be considered speculative. Investments in real estate securities may be subject to specific risks, such as risks of general and local economic conditions, and risks related to individual properties. To the extent that a Fund has a substantial percentage of its assets exposed to an industry through its investment in the Underlying Funds, the Fund's performance may be negatively affected if that industry falls out of favor. A portfolio with fewer holdings may be subject to greater volatility than a portfolio with a greater number of holdings. US government and other fixed income securities are subject to interest rate risk, credit risk, prepayment risk and market risk. Securities that are not guaranteed by the US Government may have increased credit risk, including, but not limited to, the risk of non-payment of principal or interest. High-yield securities are subject to higher volatility in yield and market value and a greater risk of loss of principal and interest than higher-rated, investment-grade fixed-income securities.

      B. MULTIPLE CLASS ALLOCATIONS -- Each Fund's income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares of that Fund based upon the relative value of the shares of each class. Class-specific expenses, which include distribution and service (12b-1) fees and any other items that are specifically attributed to a particular class, are charged directly to such class. For the year ended December 31, 2008, distribution and service (12b-1) fees were the only class-specific expenses.

      C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Interest income is recorded on an accrual basis. Dividends receivable are recorded on ex-dividend dates. Distributions received from the Fund's investments are initially recorded as dividend income as reported by the issuers. Portions of these distributions will be appropriately recharacterized as capital gains or returns of capital based on reporting from the issuers received after the end of the year. The annual financial statements will reflect any such recharacterizations.

Notes to Financial Statements

      D. DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions to shareholders are recorded on ex-dividend dates.

      E. TAXES -- Each Fund in the Series has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

            Financial Accounting Standards Board ("FASB") Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement No. 109," requires the Funds to measure and recognize in their financial statements the benefit of a tax position taken (or expected to be taken) on an income tax return if such position will more likely than not be sustained upon examination based on the technical merits of the position. The Funds file income tax returns in the US Federal jurisdiction, as well as the New York State and New York City jurisdictions. Based upon their review of tax positions for the Funds' open tax years of 2005-2008 in these jurisdictions, the Funds have determined that FIN 48 did not have a material impact on the Funds' financial statements for the year ended December 31, 2008.

3. FAIR VALUE MEASUREMENTS -- A summary of the value of the Funds' investments as of December 31, 2008, based on the level of inputs used in accordance with SFAS 157 (Note 2a), is as follows:

                                                                   AGGRESSIVE                         MODERATE
                                                                     GROWTH           GROWTH           GROWTH         BALANCED
      VALUATION INPUTS                                                FUND             FUND             FUND            FUND
      ------------------------------------------------------------------------------------------------------------------------------
      Level 1 - Quoted Prices in Active Markets for Identical
                Investments                                     $    11,220,232   $   18,126,580   $   19,447,604   $    10,092,340
      ------------------------------------------------------------------------------------------------------------------------------
      Level 2 - Other Significant Observable Inputs                          --               --               --                --
      ------------------------------------------------------------------------------------------------------------------------------
      Level 3 - Significant Unobservable Inputs                              --               --               --                --
      ------------------------------------------------------------------------------------------------------------------------------
      Total                                                     $    11,220,232   $   18,126,580   $   19,447,604   $    10,092,340
      ------------------------------------------------------------------------------------------------------------------------------

4.    MANAGEMENT AND DISTRIBUTION SERVICES, AND OTHER RELATED-PARTY
      TRANSACTIONS --

      A. MANAGEMENT AND ADMINISTRATIVE SERVICES -- On November 7, 2008, RiverSource, investment manager to the RiverSource complex of funds, and a wholly owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise"), announced the closing of its acquisition (the "Acquisition") of J. & W. Seligman & Co. Incorporated ("JWS"). With the Acquisition completed and shareholders of the Funds having previously approved (at a Special Meeting held earlier in November
            2008) a new Investment Management Services Agreement between RiverSource and the Series with respect to each Fund, RiverSource is the new investment manager of the Funds effective November 7, 2008.

            The Manager receives a fee (and, prior to November 7, 2008, JWS received a fee), calculated daily and payable monthly, equal to 0.10% per annum of each Fund's average daily net assets. The Manager (and JWS) voluntarily waived its management fee and reimbursed each Fund's expenses, other than distribution and service (12b-1) fees, that exceeded 0.50% per annum of the Fund's average daily net assets through March 31, 2005. Beginning April 1, 2005 through April 30, 2009, the Manager (and JWS) has contractually undertaken to waive its management fee and/or reimburse each Fund's expenses in order to limit Fund expenses (other than distribution and service (12b-1) fees) to 0.40% per annum of average daily net assets for Aggressive Growth Fund and Growth Fund and to limit Fund expenses to 0.25% per annum of average daily net assets for Moderate Growth Fund and Balanced Fund. From May 1, 2009 through December 31, 2010, the Manager has contractually undertaken to waive its management fee and/or to reimburse each Fund's expenses, other than distribution and service (12b-1) fees, that exceed 0.75% per annum of average daily net assets.

Notes to Financial Statements

            For the year ended December 31, 2008, RiverSource and JWS received management fees in the following amounts:

            FUND                                                     RIVERSOURCE      JWS
            --------------------------------------------------------------------------------
            Aggressive Growth Fund                                     $ 1,713     $ 17,411
            --------------------------------------------------------------------------------
            Growth Fund                                                  2,477       26,029
            --------------------------------------------------------------------------------
            Moderate Growth Fund                                         2,710       29,369
            --------------------------------------------------------------------------------
            Balanced Fund                                                1,410       13,574
            --------------------------------------------------------------------------------

            For the year ended December 31, 2008, the amount of expenses waived and reimbursed by the Manager and JWS, and the amount receivable from the Manager at December 31, 2008 were as follows:

                                                 WAIVER AND REIMBURSEMENTS   RECEIVABLE FROM
            FUND                                  RIVERSOURCE      JWS         THE MANAGER
            --------------------------------------------------------------------------------
            Aggressive Growth Fund               $   12,512     $ 56,160         $ 4,601
            --------------------------------------------------------------------------------
            Growth Fund                              11,571       50,407           2,489
            --------------------------------------------------------------------------------
            Moderate Growth Fund                     15,586       92,470           6,027
            --------------------------------------------------------------------------------
            Balanced Fund                            15.075       83,912           7,488
            --------------------------------------------------------------------------------

            Under an Administrative Services Agreement, effective November 7, 2008, Ameriprise administers certain aspects of the Funds' business and other affairs at no cost. Ameriprise provides the Funds with office space, and certain administrative and other services and executive and other personnel as are necessary for operations of the Funds. Ameriprise pays all of the compensation of Board members of the Series who are employees or consultants of RiverSource and of the officers and other personnel of the Series. Ameriprise reserves the right to seek Board approval to increase the fees payable by the Funds under the Administrative Services Agreement. However, Ameriprise anticipates that any such increase in fees would be offset by corresponding decreases in advisory fees under the Investment Management Services Agreement. If an increase in fees under the Administrative Services Agreement would not be offset by corresponding decreases in advisory fees, the Funds will inform shareholders prior to the effectiveness of such increase. Prior to November 7, 2008, administrative services were provided to the Funds by JWS as part of its former management agreement with the Series with respect to each Fund.

      B. DISTRIBUTION SERVICES -- For the year ended December 31, 2008, RiverSource Fund Distributors, Inc. (formerly Seligman Advisors, Inc.) (the "Distributor"), agent for the distribution of the Series' shares and an affiliate of the Manager, received the following commissions and concessions from sales of Class A shares. Commissions were also paid to dealers for sales of Class A shares as follows:

                                                              COMMISSIONS
                                                                  AND
                                                              CONCESSIONS
                                                              RETAINED BY      DEALER
            FUND                                              DISTRIBUTOR   COMMISSIONS
            ---------------------------------------------------------------------------
            Aggressive Growth Fund                              $ 4,928       $ 26,087
            ---------------------------------------------------------------------------
            Growth Fund                                           7,811         57,729
            ---------------------------------------------------------------------------

                                                              COMMISSIONS
                                                                  AND
                                                              CONCESSIONS
                                                              RETAINED BY      DEALER
            FUND                                              DISTRIBUTOR   COMMISSIONS
            ---------------------------------------------------------------------------
            Moderate Growth Fund                                $ 4,914       $ 32,713
            ---------------------------------------------------------------------------
            Balanced Fund                                         2,173         12,430
            ---------------------------------------------------------------------------

            Each Fund of the Series has an Administration, Shareholder Services and Distribution Plan (the "Plan") with respect to distribution of its shares. Under the Plan, with respect to Class A, Class B, Class C, and Class D shares (only through May 16, 2008), service organizations can enter into agreements with the Distributor and receive a continuing service fee of up to 0.25% per annum of the average daily net assets attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. To avoid any duplication of the service fee, the service fees to be paid by each class of a Fund will be reduced by the dollar amount of any service fees paid by the Underlying Funds with respect to shares owned by the Fund.

Notes to Financial Statements

            For the year ended December 31, 2008, service fees incurred by the Aggressive Growth Fund, Growth Fund, Moderate Growth Fund, and the Balanced Fund (net of service fees paid by Underlying Funds), aggregated $0, $0, $0, and $778, respectively, or 0.00%, 0.00%, 0.00%, and 0.01%, respectively, per annum of the average daily net assets of each Fund's Class A shares.

            Under the Plan, with respect to Class C and Class D shares (only through May 16, 2008), service organizations may receive up to 0.75% per annum of the average daily net assets for providing other distribution assistance. Such fees are paid monthly by the Funds to the Distributor pursuant to the Plan.

            For the year ended December 31, 2008, the service fees and distribution fees incurred under the Plan (net of service fees paid by Underlying Funds), and their equivalent per annum percentage of the average daily net assets of Class B, Class C, and Class D shares, were as follows:

            FUND                         CLASS B   CLASS C   CLASS D   FEE RATE
            --------------------------------------------------------------------
            Aggressive Growth Fund       $23,134   $35,357   $ 3,086     0.75%
            --------------------------------------------------------------------
            Growth Fund                   36,820    67,813     5,807     0.75
            --------------------------------------------------------------------
            Moderate Growth Fund          35,145    86,234    10,145     0.75
            --------------------------------------------------------------------
            Balanced Fund                 14,031    41,821     5,303     0.75
            --------------------------------------------------------------------

            The Distributor and RiverSource Services, Inc. (formerly Seligman Services, Inc.), also an affiliate of the Manager, are eligible to receive distribution and service (12b-1) fees pursuant to the Plan. For the year ended December 31, 2008, the Distributor and Seligman Services, Inc. received distribution and service (12b-1) fees pursuant to the Plan as follows:

                                                              DISTRIBUTION AND
            FUND                                            SERVICE (12b-1) FEES
            --------------------------------------------------------------------
            Aggressive Growth Fund                                $   690
            --------------------------------------------------------------------
            Growth Fund                                             1,765
            --------------------------------------------------------------------

                                                              DISTRIBUTION AND
            FUND                                            SERVICE (12b-1) FEES
            --------------------------------------------------------------------
            Moderate Growth Fund                                  $ 1,590
            --------------------------------------------------------------------
            Balanced Fund                                             579
            --------------------------------------------------------------------

            The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A, Class C and Class D shares. For the year ended December 31, 2008, such charges amounted to $3,632 for Aggressive Growth Fund, $2,547 for Growth Fund, $1,811 for Moderate Growth Fund and $2,658 for Balanced Fund. The Distributor has sold its rights to third parties to collect any CDSC imposed on redemptions of Class B shares.

      C. TRANSFER AGENTS AND SHAREHOLDER SERVICES -- For the year ended December 31, 2008, Seligman Data Corp., which is owned by certain associated investment companies, charged the Series at cost the following amounts for shareholder account services in accordance with a methodology approved by the Series' directors:

            FUND                                                        AMOUNT
            --------------------------------------------------------------------
            Aggressive Growth Fund                                     $ 14,560
            --------------------------------------------------------------------
            Growth Fund                                                  21,107
            --------------------------------------------------------------------

            FUND                                                         AMOUNT
            --------------------------------------------------------------------
            Moderate Growth Fund                                       $ 20,031
            --------------------------------------------------------------------
            Balanced Fund                                                13,928
            --------------------------------------------------------------------

            Costs of Seligman Data Corp. directly attributable to each Fund were charged to the Fund. The remaining charges were allocated to the Funds by Seligman Data Corp. pursuant to a formula based on each Fund's net assets, shareholder transaction volume and number of shareholder accounts.

            The Series' Board has approved RiverSource Service Corporation ("RSC") as the Funds' new transfer and shareholder service agent, and the termination of the Funds' relationship with Seligman Data Corp., effective on or about May 9, 2009. RSC is an affiliate of RiverSource. The Boards of Directors/Trustees of certain of the other Seligman funds, including the Underlying Funds, have also approved this change with respect to such funds. The overall transfer and shareholder service agent fees expected to be borne directly and indirectly by the Funds as a result of the services to be provided by RSC are generally expected to be lower than the overall transfer and shareholder service agent fees currently borne directly and indirectly by the Funds under the arrangements with SDC. Nevertheless, as a result of the termination of the relationship with Seligman Data Corp., each Underlying Fund (and not each Fund directly) will incur certain non-recurring charges that would in the aggregate approximate 0.16%

Notes to Financial Statements

            of that Underlying Fund's net assets as of January 23, 2009 (the "Non-Recurring Charges"). These Non-Recurring Charges will be incurred by the Underlying Funds over the next several months beginning January 28, 2009. Although shareholders of the Funds will not directly incur the Non-Recurring Charges, each Fund's shareholders will bear a proportionate share of the Non-Recurring Charges indirectly as a result of such Funds' investments in the Underlying Funds.

      D. DIRECTORS' FEES AND EXPENSES -- Directors' fees and expenses includes the compensation of Board members who are not employees of RiverSource and the Funds' proportionate share of certain expenses of a company providing limited administrative services to the Funds and the other Seligman and RiverSource Funds. These expenses include boardroom and office expense, employee compensation, employee health and retirement benefits and certain other expenses.

            The Series has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of selected Funds of the Series or other funds in the Seligman and RiverSource Groups of Investment Companies. Deferred fees and related accrued earnings are not deductible by a Fund for federal income tax purposes until such amounts are paid. At December 31, 2008, the cost of such fees and earnings/loss accrued thereon is included in directors' fees and expenses, and the accumulated balance thereof at December 31, 2008, is included in accrued expenses and other liabilities are as follows:

            FUND                                                         AMOUNT
            --------------------------------------------------------------------
            Aggressive Growth Fund                                       $ 516
            --------------------------------------------------------------------
            Growth Fund                                                    584
            --------------------------------------------------------------------

            FUND                                                         AMOUNT
            --------------------------------------------------------------------
            Moderate Growth Fund                                         $ 615
            --------------------------------------------------------------------
            Balanced Fund                                                  490
            --------------------------------------------------------------------

      Certain officers and directors of the Series are officers or directors of the Manager, Ameriprise, the Distributor, RiverSource Services, Inc., RSC, and/or Seligman Data Corp.

5. PURCHASES AND SALES OF SECURITIES -- Purchases and sales of portfolio securities (Underlying Funds), excluding short-term investments, for the year ended December 31, 2008, were as follows:

      FUND                                            PURCHASES        SALES
      --------------------------------------------------------------------------
      Aggressive Growth Fund                         $ 3,207,348   $  4,862,625
      --------------------------------------------------------------------------
      Growth Fund                                      6,091,131      9,617,739
      --------------------------------------------------------------------------

      FUND                                            PURCHASES        SALES
      --------------------------------------------------------------------------
      Moderate Growth Fund                           $ 8,336,622   $ 14,776,347
      --------------------------------------------------------------------------
      Balanced Fund                                    5,817,081      7,476,162
      --------------------------------------------------------------------------

6. FEDERAL TAX INFORMATION -- Certain components of income, expense and realized capital gain and loss are recognized at different times or have a different character for federal income tax purposes and for financial reporting purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Fund. As a result of the differences described above, the treatment for financial reporting purposes of distributions made during the year from net investment income or net realized gains may differ from their treatment for federal income tax purposes. Further, the cost of investments also can differ for federal income tax purposes.

      The tax basis information presented is based on operating results for the year ended December 31, 2008, and will vary from the final tax information as of the Fund's year end.

      At December 31, 2008, the tax basis cost of investments for federal income tax purposes for each Fund was as follows:

      FUND                                                      TAX BASIS COST
      --------------------------------------------------------------------------
      Aggressive Growth Fund                                    $    18,048,446
      --------------------------------------------------------------------------
      Growth Fund                                                    30,061,456
      --------------------------------------------------------------------------

      FUND                                                      TAX BASIS COST
      --------------------------------------------------------------------------
      Moderate Growth Fund                                      $    32,137,670
      --------------------------------------------------------------------------
      Balanced Fund                                                  15,957,408
      --------------------------------------------------------------------------

Notes to Financial Statements

      The tax basis cost was greater than the cost for financial reporting purposes primarily due to the following tax deferral of losses on wash sales:

      FUND                                                             AMOUNT
      --------------------------------------------------------------------------
      Aggressive Growth Fund                                       $    653,769
      --------------------------------------------------------------------------
      Growth Fund                                                     1,536,437
      --------------------------------------------------------------------------

      FUND                                                             AMOUNT
      --------------------------------------------------------------------------
      Moderate Growth Fund                                         $  1,891,725
      --------------------------------------------------------------------------
      Balanced Fund                                                   2,529,382
      --------------------------------------------------------------------------

      At December 31, 2008, the tax basis components of accumulated losses were as follows:

                                                            AGGRESSIVE GROWTH        GROWTH       MODERATE GROWTH       BALANCED
                                                                   FUND               FUND              FUND              FUND
      ------------------------------------------------------------------------------------------------------------------------------
      Gross unrealized appreciation of portfolio
         securities                                         $              --    $           --    $           --    $      20,406
      ------------------------------------------------------------------------------------------------------------------------------
      Gross unrealized depreciation of portfolio
         securities                                                (6,828,214)      (11,934,876)      (12,690,066)      (5,885,474)
      ------------------------------------------------------------------------------------------------------------------------------
      Net unrealized depreciation of portfolio
         securities                                                (6,828,214)      (11,934,876)      (12,690,066)      (5,865,068)
      ------------------------------------------------------------------------------------------------------------------------------
      Undistributed net realized gain                                      --           151,283                --               --
      ------------------------------------------------------------------------------------------------------------------------------
      Timing differences (post-October losses)                        (79,666)               --           (57,924)        (126,275)
      ------------------------------------------------------------------------------------------------------------------------------
      Total accumulated losses                              $      (6,907,880)   $  (11,783,593)   $  (12,747,990)   $  (5,991,343)
      ==============================================================================================================================

      From November 1, 2008 through December 31, 2008, the Aggressive Growth Fund, the Moderate Growth Fund and the Balanced Fund incurred $79,666, $57,924 and $126,275, respectively, of net realized capital losses. As permitted by tax regulations, the Funds intend to elect to defer these losses and treat them as arising in the fiscal year ended December 31, 2009. These losses will be available to offset future taxable net gains.

      The tax character of distributions paid for the years ended December 31, 2008 and 2007 were as follows:

                                                                                       YEAR ENDED DECEMBER 31,
                                                                 -------------------------------------------------------------------
                                                                                  2008                              2007
      -------------------------------------------------------------------------------------------------   --------------------------
                                                                  ORDINARY     LONG-TERM      RETURN OF    ORDINARY     LONG-TERM
                                                                   INCOME     CAPITAL GAIN     CAPITAL      INCOME     CAPITAL GAIN
      ------------------------------------------------------------------------------------------------------------------------------
      Aggressive Growth Fund                                     $    2,793   $  1,629,815   $       --   $  333,530   $    965,123
      ------------------------------------------------------------------------------------------------------------------------------
      Growth Fund                                                     4,257      3,315,016           --      493,755      2,550,963
      ------------------------------------------------------------------------------------------------------------------------------
      Moderate Growth Fund                                          230,241      2,880,985       24,475      803,710        556,376
      ------------------------------------------------------------------------------------------------------------------------------
      Balanced Fund                                                 256,788        433,564           --      583,994             --
      ------------------------------------------------------------------------------------------------------------------------------

Notes to Financial Statements

7. CAPITAL STOCK SHARE TRANSACTIONS -- The Board of Directors of the Series, at its discretion, may classify any unissued shares of Capital Stock among any Fund of the Series. Transactions in shares of Capital Stock were as follows:

                                                              YEAR ENDED DECEMBER 31,
                                             --------------------------------------------------------
      AGGRESSIVE GROWTH FUND                           2008+                           2007
      -----------------------------------------------------------------------------------------------
      CLASS A                                 SHARES        AMOUNT           SHARES        AMOUNT
      -----------------------------------------------------------------------------------------------
      Net proceeds from sales of shares       262,710    $  1,902,697        409,250    $  3,602,296
      -----------------------------------------------------------------------------------------------
      Exchanged from associated funds          98,661         555,146         78,466         699,102
      -----------------------------------------------------------------------------------------------
      Investment of distributions             152,385         911,810         78,393         714,598
      -----------------------------------------------------------------------------------------------
      Converted from Class B*                  57,771         312,570         17,532         156,913
      -----------------------------------------------------------------------------------------------
      Total                                   571,527       3,682,223        583,641       5,172,909
      -----------------------------------------------------------------------------------------------
      Cost of shares repurchased             (235,309)     (1,618,153)      (161,904)     (1,450,915)
      -----------------------------------------------------------------------------------------------
      Exchanged into associated funds        (379,539)     (1,778,004)        (6,259)        (56,458)
      -----------------------------------------------------------------------------------------------
      Total                                  (614,848)     (3,396,157)      (168,163)     (1,507,373)
      -----------------------------------------------------------------------------------------------
      Increase (decrease)                     (43,321)   $    286,066        415,478    $  3,665,536
      ===============================================================================================

      CLASS B                                 SHARES        AMOUNT           SHARES        AMOUNT
      -----------------------------------------------------------------------------------------------
      Net proceeds from sales of shares        24,700    $    171,426         48,726    $    409,475
      -----------------------------------------------------------------------------------------------
      Exchanged from associated funds          11,142          79,397         29,355         253,333
      -----------------------------------------------------------------------------------------------
      Investment of distributions              34,888         200,459         20,719         181,142
      -----------------------------------------------------------------------------------------------
      Total                                    70,730         451,282         98,800         843,950
      -----------------------------------------------------------------------------------------------
      Cost of shares repurchased              (91,195)       (563,467)       (49,230)       (426,781)
      -----------------------------------------------------------------------------------------------
      Exchanged into associated funds         (11,903)        (83,045)       (35,614)       (308,936)
      -----------------------------------------------------------------------------------------------
      Converted to Class A*                   (60,965)       (312,569)       (18,365)       (156,913)
      -----------------------------------------------------------------------------------------------
      Total                                  (164,063)       (959,081)      (103,209)       (892,630)
      -----------------------------------------------------------------------------------------------
      Decrease                                (93,333)   $   (507,799)        (4,409)   $    (48,680)
      ===============================================================================================

      CLASS C                                 SHARES        AMOUNT           SHARES        AMOUNT
      -----------------------------------------------------------------------------------------------
      Net proceeds from sales of shares       119,881    $    780,126         89,734    $    772,373
      -----------------------------------------------------------------------------------------------
      Exchanged from associated funds          32,703         246,154         15,818         134,176
      -----------------------------------------------------------------------------------------------
      Investment of distributions              74,213         420,647         30,596         267,336
      -----------------------------------------------------------------------------------------------
      Converted from Class D**                144,365       1,188,123             --              --
      -----------------------------------------------------------------------------------------------
      Total                                   371,162       2,635,050        136,148       1,173,885
      -----------------------------------------------------------------------------------------------
      Cost of shares repurchased             (163,653)     (1,029,979)       (92,513)       (783,096)
      -----------------------------------------------------------------------------------------------
      Exchanged into associated funds         (72,242)       (425,562)       (16,239)       (134,302)
      -----------------------------------------------------------------------------------------------
      Total                                  (235,895)     (1,455,541)      (108,752)       (917,398)
      -----------------------------------------------------------------------------------------------
      Increase                                135,267    $  1,179,509         27,396    $    256,487
      ===============================================================================================

      CLASS D                                 SHARES        AMOUNT           SHARES        AMOUNT
      -----------------------------------------------------------------------------------------------
      Net proceeds from sales of shares        16,047    $    123,701         42,664    $    362,343
      -----------------------------------------------------------------------------------------------
      Exchanged from associated funds           5,191          40,746          4,872          42,561
      -----------------------------------------------------------------------------------------------
      Investment of distributions                  --              --          5,502          48,006
      -----------------------------------------------------------------------------------------------
      Total                                    21,238         164,447         53,038         452,910
      -----------------------------------------------------------------------------------------------
      Cost of shares repurchased              (23,683)       (179,028)       (26,285)       (224,184)
      -----------------------------------------------------------------------------------------------
      Exchanged into associated funds              --              --         (5,991)        (53,923)
      -----------------------------------------------------------------------------------------------
      Converted to Class C**                 (144,365)     (1,188,123)            --              --
      -----------------------------------------------------------------------------------------------
      Total                                  (168,048)     (1,367,151)       (32,276)       (278,107)
      -----------------------------------------------------------------------------------------------
      Increase (decrease)                    (146,810)   $ (1,202,704)        20,762    $    174,803
      ===============================================================================================

----------
See footnotes on page 30.

Notes to Financial Statements

                                                            YEAR ENDED DECEMBER 31,
                                            -------------------------------------------------------
      GROWTH FUND                                    2008+                         2007
      ---------------------------------------------------------------------------------------------
      CLASS A                                 SHARES        AMOUNT          SHARES        AMOUNT
      ---------------------------------------------------------------------------------------------
      Net proceeds from sales of shares       342,656    $ 2,308,025        451,088    $ 3,939,264
      ---------------------------------------------------------------------------------------------
      Exchanged from associated funds         398,074      1,714,522        320,972      2,868,610
      ---------------------------------------------------------------------------------------------
      Investment of distributions             300,373      1,498,635        157,535      1,371,683
      ---------------------------------------------------------------------------------------------
      Converted from Class B*                  47,836        346,258         29,639        266,993
      ---------------------------------------------------------------------------------------------
      Total                                 1,088,939      5,867,440        959,234      8,446,550
      ---------------------------------------------------------------------------------------------
      Cost of shares repurchased             (377,101)    (2,372,525)      (285,299)    (2,477,480)
      ---------------------------------------------------------------------------------------------
      Exchanged into associated funds        (479,311)    (2,617,389)       (94,783)      (857,922)
      ---------------------------------------------------------------------------------------------
      Total                                  (856,412)    (4,989,914)      (380,082)    (3,335,402)
      ---------------------------------------------------------------------------------------------
      Increase                                232,527    $   877,526        579,152    $ 5,111,148
      =============================================================================================

      CLASS B                                 SHARES        AMOUNT          SHARES        AMOUNT
      ---------------------------------------------------------------------------------------------
      Net proceeds from sales of shares        43,415    $   276,004         85,286    $   713,946
      ---------------------------------------------------------------------------------------------
      Exchanged from associated funds          13,646         94,137        196,447      1,648,186
      ---------------------------------------------------------------------------------------------
      Investment of distributions             109,366        515,767         63,357        525,914
      ---------------------------------------------------------------------------------------------
      Total                                   166,427        885,908        345,090      2,888,046
      ---------------------------------------------------------------------------------------------
      Cost of shares repurchased             (107,178)      (681,153)      (100,678)      (847,600)
      ---------------------------------------------------------------------------------------------
      Exchanged into associated funds        (116,154)      (722,283)       (40,293)      (352,439)
      ---------------------------------------------------------------------------------------------
      Converted to Class A*                   (50,626)      (346,348)       (31,354)      (267,490)
      ---------------------------------------------------------------------------------------------
      Total                                  (273,958)    (1,749,784)      (172,325)    (1,467,529)
      ---------------------------------------------------------------------------------------------
      Increase (decrease)                    (107,531)   $  (863,876)       172,765    $ 1,420,517
      =============================================================================================

      CLASS C                                 SHARES       AMOUNT           SHARES        AMOUNT
      ---------------------------------------------------------------------------------------------
      Net proceeds from sales of shares       131,412    $   759,518        114,290    $   949,208
      ---------------------------------------------------------------------------------------------
      Exchanged from associated funds          58,387        238,952         27,950        240,337
      ---------------------------------------------------------------------------------------------
      Investment of distributions             234,879      1,094,673         99,350        823,597
      ---------------------------------------------------------------------------------------------
      Converted from Class D**                272,951      2,139,936             --             --
      ---------------------------------------------------------------------------------------------
      Total                                   697,629      4,233,079        241,590      2,013,142
      ---------------------------------------------------------------------------------------------
      Cost of shares repurchased             (304,405)    (1,892,996)      (216,138)    (1,801,497)
      ---------------------------------------------------------------------------------------------
      Exchanged into associated funds         (82,501)      (520,415)       (22,296)      (181,073)
      ---------------------------------------------------------------------------------------------
      Total                                  (386,906)    (2,413,411)      (238,434)    (1,982,570)
      ---------------------------------------------------------------------------------------------
      Increase                                310,723    $ 1,819,668          3,156    $    30,572
      =============================================================================================

      CLASS D                                 SHARES        AMOUNT          SHARES        AMOUNT
      ---------------------------------------------------------------------------------------------
      Net proceeds from sales of shares        16,730    $   123,877         35,025    $   293,084
      ---------------------------------------------------------------------------------------------
      Exchanged from associated funds          10,938         79,694         48,238        396,791
      ---------------------------------------------------------------------------------------------
      Investment of distributions                  --             --         19,729        163,159
      ---------------------------------------------------------------------------------------------
      Total                                    27,668        203,571        102,992        853,034
      ---------------------------------------------------------------------------------------------
      Cost of shares repurchased              (25,277)      (190,882)       (54,939)      (459,616)
      ---------------------------------------------------------------------------------------------
      Exchanged into associated funds          (2,076)       (15,144)        (5,393)       (43,495)
      ---------------------------------------------------------------------------------------------
      Converted to Class C**                 (272,951)    (2,139,936)            --             --
      ---------------------------------------------------------------------------------------------
      Total                                  (300,304)    (2,345,962)       (60,332)      (503,111)
      ---------------------------------------------------------------------------------------------
      Increase (decrease)                    (272,636)   $(2,142,391)        42,660    $   349,923
      =============================================================================================

----------
See footnotes on page 30.

Notes to Financial Statements

                                                            YEAR ENDED DECEMBER 31,
                                            -------------------------------------------------------
      MODERATE GROWTH FUND                            2008+                          2007
      ---------------------------------------------------------------------------------------------
      CLASS A                                SHARES         AMOUNT          SHARES        AMOUNT
      ---------------------------------------------------------------------------------------------
      Net proceeds from sales of shares       288,023    $ 1,961,394        568,796    $ 4,645,333
      ---------------------------------------------------------------------------------------------
      Exchanged from associated funds         470,419      2,217,860        122,974      1,006,152
      ---------------------------------------------------------------------------------------------
      Investment of distributions             303,481      1,395,832         80,011        656,089
      ---------------------------------------------------------------------------------------------
      Converted from Class B*                  80,761        518,822         47,044        378,811
      ---------------------------------------------------------------------------------------------
      Total                                 1,142,684      6,093,908        818,825      6,686,385
      ---------------------------------------------------------------------------------------------
      Cost of shares repurchased             (645,083)    (4,134,553)      (380,070)    (3,095,547)
      ---------------------------------------------------------------------------------------------
      Exchanged into associated funds        (327,389)    (1,765,297)       (65,860)      (542,727)
      ---------------------------------------------------------------------------------------------
      Total                                  (972,472)    (5,899,850)      (445,930)    (3,638,274)
      ---------------------------------------------------------------------------------------------
      Increase                                170,212    $   194,058        372,895    $ 3,048,111
      =============================================================================================

      CLASS B                                 SHARES        AMOUNT          SHARES        AMOUNT
      ---------------------------------------------------------------------------------------------
      Net proceeds from sales of shares        28,766    $   192,360         56,962    $   465,976
      ---------------------------------------------------------------------------------------------
      Exchanged from associated funds          50,456        357,076         21,979        177,213
      ---------------------------------------------------------------------------------------------
      Investment of distributions              83,772        383,875         18,223        147,245
      ---------------------------------------------------------------------------------------------
      Total                                   162,994        933,311         97,164        790,434
      ---------------------------------------------------------------------------------------------
      Cost of shares repurchased             (164,439)      (983,316)      (197,026)    (1,611,159)
      ---------------------------------------------------------------------------------------------
      Exchanged into associated funds         (51,680)      (289,391)        (9,887)       (77,923)
      ---------------------------------------------------------------------------------------------
      Converted to Class A*                   (82,331)      (518,822)       (47,857)      (378,784)
      ---------------------------------------------------------------------------------------------
      Total                                  (298,450)    (1,791,529)      (254,770)    (2,067,866)
      ---------------------------------------------------------------------------------------------
      Decrease                               (135,456)   $  (858,218)      (157,606)   $(1,277,432)
      =============================================================================================

      CLASS C                                 SHARES        AMOUNT           SHARES       AMOUNT
      ---------------------------------------------------------------------------------------------
      Net proceeds from sales of shares       109,826    $   657,570        121,843    $   978,462
      ---------------------------------------------------------------------------------------------
      Exchanged from associated funds          41,323        232,972        195,999      1,555,253
      ---------------------------------------------------------------------------------------------
      Investment of distributions             248,909      1,125,164         44,656        360,818
      ---------------------------------------------------------------------------------------------
      Converted from Class D**                475,251      3,740,222             --             --
      ---------------------------------------------------------------------------------------------
      Total                                   875,309      5,755,928        362,498      2,894,533
      ---------------------------------------------------------------------------------------------
      Cost of shares repurchased             (407,790)    (2,514,052)      (177,718)    (1,419,338)
      ---------------------------------------------------------------------------------------------
      Exchanged into associated funds        (399,329)    (2,452,186)      (191,813)    (1,481,089)
      ---------------------------------------------------------------------------------------------
      Total                                  (807,119)    (4,966,238)      (369,531)    (2,900,427)
      ---------------------------------------------------------------------------------------------
      Increase (decrease)                      68,190    $   789,690         (7,033)   $    (5,894)
      =============================================================================================

      CLASS D                                 SHARES        AMOUNT          SHARES        AMOUNT
      ---------------------------------------------------------------------------------------------
      Net proceeds from sales of shares        35,238    $   260,525         79,321    $   639,260
      ---------------------------------------------------------------------------------------------
      Exchanged from associated funds          13,295         96,833         13,936        114,023
      ---------------------------------------------------------------------------------------------
      Investment of distributions                  --             --         13,339        107,781
      ---------------------------------------------------------------------------------------------
      Total                                    48,533        357,358        106,596        861,064
      ---------------------------------------------------------------------------------------------
      Cost of shares repurchased              (45,777)      (334,597)       (66,237)      (536,380)
      ---------------------------------------------------------------------------------------------
      Exchanged into associated funds         (30,075)      (219,080)       (10,242)       (86,386)
      ---------------------------------------------------------------------------------------------
      Converted to Class C**                 (475,250)    (3,740,222)            --             --
      ---------------------------------------------------------------------------------------------
      Total                                  (551,102)    (4,293,899)       (76,479)      (622,766)
      ---------------------------------------------------------------------------------------------
      Increase (decrease)                    (502,569)   $(3,936,541)        30,117    $   238,298
      =============================================================================================

----------
See footnotes on page 30.

Notes to Financial Statements

                                                            YEAR ENDED DECEMBER 31,
                                             ------------------------------------------------------
      BALANCED FUND                                  2008+                         2007
      ---------------------------------------------------------------------------------------------
      CLASS A                                 SHARES        AMOUNT          SHARES        AMOUNT
      ---------------------------------------------------------------------------------------------
      Net proceeds from sales of shares       147,679    $   715,369        339,692    $ 2,216,114
      ---------------------------------------------------------------------------------------------
      Exchanged from associated funds         248,550      1,154,006        145,994        944,290
      ---------------------------------------------------------------------------------------------
      Investment of distributions              69,570        335,061         40,877        259,526
      ---------------------------------------------------------------------------------------------
      Converted from Class B*                  85,153        460,647         39,080        255,265
      ---------------------------------------------------------------------------------------------
      Total                                   550,952      2,665,083        565,643      3,675,195
      ---------------------------------------------------------------------------------------------
      Cost of shares repurchased             (466,504)    (2,252,144)      (312,191)    (2,050,056)
      ---------------------------------------------------------------------------------------------
      Exchanged into associated funds         (98,737)      (460,240)       (42,730)      (274,440)
      ---------------------------------------------------------------------------------------------
      Total                                  (565,241)    (2,712,384)      (354,921)    (2,324,496)
      ---------------------------------------------------------------------------------------------
      Increase (decrease)                     (14,289)   $   (47,301)       210,722    $ 1,350,699
      =============================================================================================

      CLASS B                                 SHARES        AMOUNT          SHARES        AMOUNT
      ---------------------------------------------------------------------------------------------
      Net proceeds from sales of shares        22,699    $   133,235         15,086    $    97,476
      ---------------------------------------------------------------------------------------------
      Exchanged from associated funds          44,132        233,310         82,120        527,626
      ---------------------------------------------------------------------------------------------
      Investment of distributions              12,988         63,281          9,368         59,189
      ---------------------------------------------------------------------------------------------
      Total                                    79,819        429,826        106,574        684,291
      ---------------------------------------------------------------------------------------------
      Cost of shares repurchased             (135,996)      (719,218)       (79,761)      (517,820)
      ---------------------------------------------------------------------------------------------
      Exchanged into associated funds         (29,265)      (127,583)       (12,744)       (81,125)
      ---------------------------------------------------------------------------------------------
      Converted to Class A*                   (85,138)      (460,568)       (39,072)      (255,274)
      ---------------------------------------------------------------------------------------------
      Total                                  (250,399)    (1,307,369)      (131,577)      (854,219)
      ---------------------------------------------------------------------------------------------
      Decrease                               (170,580)   $  (877,543)       (25,003)   $  (169,928)
      =============================================================================================

      CLASS C                                 SHARES        AMOUNT          SHARES        AMOUNT
      ---------------------------------------------------------------------------------------------
      Net proceeds from sales of shares        73,343    $   417,146         85,557    $   560,927
      ---------------------------------------------------------------------------------------------
      Exchanged from associated funds         149,868        794,043         48,638        312,784
      ---------------------------------------------------------------------------------------------
      Investment of distributions              49,454        234,710         22,355        141,094
      ---------------------------------------------------------------------------------------------
      Converted from Class D**                300,471      1,895,975             --             --
      ---------------------------------------------------------------------------------------------
      Total                                   573,136      3,341,874        156,550      1,014,805
      ---------------------------------------------------------------------------------------------
      Cost of shares repurchased             (241,663)    (1,267,791)      (146,057)      (949,986)
      ---------------------------------------------------------------------------------------------
      Exchanged into associated funds        (185,532)      (902,094)       (16,261)      (105,485)
      ---------------------------------------------------------------------------------------------
      Total                                  (427,195)    (2,169,885)      (162,318)    (1,055,471)
      ---------------------------------------------------------------------------------------------
      Increase (decrease)                     145,941    $ 1,171,989         (5,768)   $   (40,666)
      =============================================================================================

      CLASS D                                 SHARES        AMOUNT           SHARES       AMOUNT
      ---------------------------------------------------------------------------------------------
      Net proceeds from sales of shares        18,176    $   107,067         41,026    $   269,484
      ---------------------------------------------------------------------------------------------
      Exchanged from associated funds          27,892        165,734         23,610        153,342
      ---------------------------------------------------------------------------------------------
      Investment of distributions               1,603          9,472          7,993         50,438
      ---------------------------------------------------------------------------------------------
      Total                                    47,671        282,273         72,629        473,264
      ---------------------------------------------------------------------------------------------
      Cost of shares repurchased              (50,285)      (301,554)       (33,002)      (211,808)
      ---------------------------------------------------------------------------------------------
      Exchanged into associated funds              --             --         (1,576)       (10,213)
      ---------------------------------------------------------------------------------------------
      Converted to Class C**                 (300,471)    (1,895,975)            --             --
      ---------------------------------------------------------------------------------------------
      Total                                  (350,756)    (2,197,529)       (34,578)      (222,021)
      ---------------------------------------------------------------------------------------------
      Increase (decrease)                    (303,085)   $(1,915,256)        38,051    $   251,243
      =============================================================================================

----------
 * Automatic conversion of Class B shares to Class A shares approximately eight years after the initial purchase date. The amounts of dividends accrued on Class B shares between the last dividend payment date and the conversion date is invested in Class A shares and is included in the conversion from Class B amount.

**    Effective May 16, 2008, Class D shares were converted to Class C shares.

 +    January 1, 2008 to May 16, 2008, in the case of Class D shares.

Notes to Financial Statements

8. AFFILIATED ISSUERS -- Each Fund invests in certain securities of open-end registered investment companies that are part of the same group of investment companies (the Seligman Group). As defined under the Investment Company Act of 1940, as amended, an affiliated issuer is one in which a fund owns 5% or more of the outstanding voting securities, or an issuer which is under common ownership or control. Each Fund and each of the investment companies in which that Fund invests may be deemed to be affiliates of one another. A summary of each Fund's transactions in the securities of affiliated issuers during the year ended December 31, 2008, is as follows:

                                                                                                         VALUE
                                                      PURCHASES       SALES        DIVIDEND    --------------------------
      AFFILIATED ISSUER                                AT COST       PROCEEDS       INCOME       12/31/08      12/31/07
      -------------------------------------------------------------------------------------------------------------------
      AGGRESSIVE GROWTH FUND
      -------------------------------------------------------------------------------------------------------------------
      Seligman Capital Fund                          $   664,935   $   984,519   $        --   $ 2,481,829   $ 5,289,316
      -------------------------------------------------------------------------------------------------------------------
      Seligman Communications and Information Fund       262,547     1,077,203            --     1,790,426     3,889,677
      -------------------------------------------------------------------------------------------------------------------
      Seligman Frontier Fund                              79,890       147,841            --       343,856       697,044
      -------------------------------------------------------------------------------------------------------------------
      Seligman Growth Fund                                40,814       124,317            --       336,390       723,993
      -------------------------------------------------------------------------------------------------------------------
      Seligman Large-Cap Value Fund                       83,904       220,774         2,980       337,387       730,139
      -------------------------------------------------------------------------------------------------------------------
      Seligman Smaller-Cap Value Fund                    491,892       762,541            --     1,489,944     3,073,404
      -------------------------------------------------------------------------------------------------------------------
      Seligman Emerging Markets Fund                     501,128       346,418            --     1,107,971     2,390,916
      -------------------------------------------------------------------------------------------------------------------
      Seligman Global Smaller Companies Fund             447,676       656,627            --     2,234,529     4,803,150
      -------------------------------------------------------------------------------------------------------------------
      Seligman International Growth Fund                 320,631       185,074            --       539,212     1,180,863
      -------------------------------------------------------------------------------------------------------------------
      Seligman LaSalle Global Real Estate Fund+          313,931       357,311        16,136       558,688     1,172,643
      -------------------------------------------------------------------------------------------------------------------
      Total                                          $ 3,207,348   $ 4,862,625   $    19,116   $11,220,232   $23,951,145
      ===================================================================================================================
      GROWTH FUND
      -------------------------------------------------------------------------------------------------------------------
      Seligman Capital Fund                          $   739,669   $ 1,224,892   $        --   $ 2,729,377   $ 5,692,210
      -------------------------------------------------------------------------------------------------------------------
      Seligman Communications and Information Fund       395,412     1,178,027            --     1,785,042     3,728,396
      -------------------------------------------------------------------------------------------------------------------
      Seligman Frontier Fund                             130,371       297,531            --       547,172     1,132,153
      -------------------------------------------------------------------------------------------------------------------
      Seligman Growth Fund                               337,062       786,964            --     1,610,672     3,383,959
      -------------------------------------------------------------------------------------------------------------------
      Seligman Large-Cap Value Fund                      399,938       994,391        12,718     1,631,834     3,327,099
      -------------------------------------------------------------------------------------------------------------------
      Seligman Smaller-Cap Value Fund                    794,598     1,305,947            --     2,195,900     4,469,540
      -------------------------------------------------------------------------------------------------------------------
      Seligman Emerging Markets Fund+                  1,178,168     1,078,885            --     1,804,507     3,800,704
      -------------------------------------------------------------------------------------------------------------------
      Seligman Global Smaller Companies Fund+            541,567     1,000,516            --     3,067,442     6,412,298
      -------------------------------------------------------------------------------------------------------------------
      Seligman International Growth Fund+                470,612       315,184            --       888,995     1,891,005
      -------------------------------------------------------------------------------------------------------------------
      Seligman LaSalle Global Real Estate Fund+        1,103,734     1,435,402        48,220     1,799,584     3,761,616
      -------------------------------------------------------------------------------------------------------------------
      Total                                          $ 6,091,131   $ 9,617,739   $    60,938   $18,060,525   $37,598,980
      ===================================================================================================================
      MODERATE GROWTH FUND
      -------------------------------------------------------------------------------------------------------------------
      Seligman Capital Fund                          $ 1,619,739   $ 2,773,098   $        --   $ 3,939,121   $ 8,842,282
      -------------------------------------------------------------------------------------------------------------------
      Seligman Communications and Information Fund       548,704     1,771,169            --     1,933,040     4,501,794
      -------------------------------------------------------------------------------------------------------------------
      Seligman Growth Fund                               463,813     1,246,613            --     1,744,469     4,026,196
      -------------------------------------------------------------------------------------------------------------------
      Seligman Large-Cap Value Fund                      527,692     1,532,483        13,531     1,767,393     4,005,455
      -------------------------------------------------------------------------------------------------------------------
      Seligman Smaller-Cap Value Fund                    452,873       951,824            --     1,386,835     3,048,983
      -------------------------------------------------------------------------------------------------------------------
      Seligman High-Yield Fund                         1,196,352     2,296,393       310,411     1,914,627     4,370,584
      -------------------------------------------------------------------------------------------------------------------
      Seligman Emerging Markets Fund                     659,312       692,321            --       975,987     2,189,430
      -------------------------------------------------------------------------------------------------------------------
      Seligman Global Smaller Companies Fund             407,366       767,325            --     1,952,755     4,252,863
      -------------------------------------------------------------------------------------------------------------------
      Seligman International Growth Fund+              1,057,268       874,600            --     1,927,981     4,368,828
      -------------------------------------------------------------------------------------------------------------------
      Seligman LaSalle Global Real Estate Fund+        1,403,503     1,870,521        54,400     1,905,396     4,242,195
      -------------------------------------------------------------------------------------------------------------------
      Total                                          $ 8,336,622   $14,776,347   $   378,342   $19,447,604   $43,848,610
      ===================================================================================================================

----------
See footnote on page 32.

Notes to Financial Statements

                                                                                                         VALUE
                                                      PURCHASES       SALES        DIVIDEND    --------------------------
      AFFILIATED ISSUER                                AT COST       PROCEEDS       INCOME       12/31/08      12/31/07
      -------------------------------------------------------------------------------------------------------------------
      BALANCED FUND
      -------------------------------------------------------------------------------------------------------------------
      Seligman Capital Fund                          $   607,038   $   569,381   $        --   $ 1,015,928   $ 1,850,664
      -------------------------------------------------------------------------------------------------------------------
      Seligman Common Stock Fund                         405,891       320,209        35,559     1,108,378     2,009,093
      -------------------------------------------------------------------------------------------------------------------
      Seligman Growth Fund                               538,504       603,035            --     1,206,381     2,205,988
      -------------------------------------------------------------------------------------------------------------------
      Seligman Large-Cap Value Fund                      455,484       653,649         9,507     1,218,300     2,181,955
      -------------------------------------------------------------------------------------------------------------------
      Seligman Cash Management Fund                      263,602       686,714         9,265       483,723       906,835
      -------------------------------------------------------------------------------------------------------------------
      Seligman Core Fixed Income Fund+                   605,957     1,356,411        63,156       957,201     1,828,985
      -------------------------------------------------------------------------------------------------------------------
      Seligman High-Yield Fund                           485,930       669,778       144,436       982,641     1,813,671
      -------------------------------------------------------------------------------------------------------------------
      Seligman U.S. Government Securities Fund           275,080       729,515        22,761       482,407       908,142
      -------------------------------------------------------------------------------------------------------------------
      Seligman International Growth Fund+                662,983       314,528            --       990,256     1,869,080
      -------------------------------------------------------------------------------------------------------------------
      Seligman LaSalle Monthly Dividend Real
         Estate Fund+                                  1,516,612     1,572,942       123,582     1,603,094     2,693,120
      -------------------------------------------------------------------------------------------------------------------
      Total                                          $ 5,817,081   $ 7,476,162   $   408,266   $10,048,309   $18,267,533
      ===================================================================================================================

      ----------
      + Fund's holdings representing 5% or more of the outstanding voting securities.

9. OTHER MATTERS -- In late 2003, JWS conducted an extensive internal review concerning mutual fund trading practices. JWS's review, which covered the period 2001-2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies then managed by JWS (the "Seligman Funds"); this arrangement was in the process of being closed down by JWS before September 2003. JWS identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, JWS, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. JWS also provided information concerning mutual fund trading practices to the SEC and the Office of the Attorney General of the State of New York ("NYAG").

      In September 2005, the New York staff of the SEC indicated that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against JWS and the Distributor relating to frequent trading in the Seligman Funds. JWS responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that JWS had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds.

      In September 2006, the NYAG commenced a civil action in New York State Supreme Court against JWS, the Distributor, Seligman Data Corp. and Brian
      T. Zino (collectively, the "Seligman Parties"), alleging, in substance, that, in addition to the four arrangements noted above, the Seligman Parties permitted other persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies then managed by JWS is and has been misleading. The NYAG included other related claims and also claimed that the fees charged by JWS to the Seligman Funds were excessive. The NYAG is seeking damages of at least $80 million and restitution, disgorgement, penalties and costs and injunctive relief. The Seligman Parties answered the complaint in December 2006 and believe that the claims are without merit.

      Any resolution of these matters may include the relief noted above or other sanctions or changes in procedures. Any damages would be paid by JWS and not by the Seligman Funds. If the NYAG obtains injunctive relief, each of JWS, RiverSource and their affiliates could, in the absence of the SEC in its discretion granting exemptive relief, be enjoined from providing advisory and underwriting services to the Seligman Funds and other registered investment companies, including those funds in the RiverSource complex.

Notes to Financial Statements

      Neither JWS nor RiverSource believes that the foregoing legal action or other possible actions will have a material adverse impact on JWS, RiverSource or their current and former clients, including the Seligman Funds and other investment companies managed by RiverSource; however, there can be no assurance of this or that these matters and any related publicity will not affect demand for shares of the Seligman Funds and such other investment companies or have other adverse consequences.

10. SUBSEQUENT EVENTS -- On January 8, 2009, the Series' Board approved in principle the merger of the Funds as follows: Asset Allocation Aggressive Growth Fund and Asset Allocation Growth Fund will merge into the RiverSource Portfolio Builder Total Equity Fund; Asset Allocation Balanced Fund will merge into RiverSource Portfolio Builder Moderate Aggressive Fund; and Asset Allocation Moderate Growth Fund will merge into RiverSource Portfolio Builder Aggressive Fund. The completion of each merger is subject to approval by shareholders of the respective Fund. It is currently anticipated that proxy materials regarding the mergers will be distributed to shareholders of the Funds during the first or second quarter of 2009, and that a special meeting of shareholders to consider such mergers will be scheduled for the second quarter of 2009.

Financial Highlights

The tables below are intended to help you understand the financial performance of each Class of each Fund for the periods presented. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding during the period. Total return shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your dividends and capital gain distributions, if any. Total returns do not reflect any sales charges, fees or transaction costs on your investments or taxes investors may incur on distributions or on the redemption of shares, and are not annualized for periods of less than one year.

Aggressive Growth Fund

                                                                                             YEAR ENDED DECEMBER 31,
                                                                            --------------------------------------------------------
CLASS A                                                                       2008         2007        2006       2005       2004
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA:
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                                          $   8.81    $    8.27    $  7.25    $  6.56    $  5.68
------------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
------------------------------------------------------------------------------------------------------------------------------------
Net investment loss                                                            (0.02)       (0.03)     (0.03)     (0.03)     (0.03)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments                         (3.87)        1.11       1.23       0.72       0.91
------------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                                               (3.89)        1.08       1.20       0.69       0.88
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
------------------------------------------------------------------------------------------------------------------------------------
Net realized short-term capital gains                                             --        (0.16)     (0.12)        --         --
------------------------------------------------------------------------------------------------------------------------------------
Net realized long-term capital gains                                           (0.58)       (0.38)     (0.06)        --         --
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                            (0.58)       (0.54)     (0.18)        --         --
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                                $   4.34    $    8.81    $  8.27    $  7.25    $  6.56
====================================================================================================================================
TOTAL RETURN                                                                  (45.80)%      12.86%     16.62%     10.52%     15.49%#
------------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000s omitted)                                      $  6,343    $  13,253    $ 9,007    $ 5,747    $ 4,230
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                         0.40%        0.40%      0.40%      0.42%      0.51%
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss to average net assets                             (0.33)%      (0.29)%    (0.40)%    (0.42)%    (0.50)%
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                        16.67%        6.33%      1.27%      2.27%      2.79%
------------------------------------------------------------------------------------------------------------------------------------
Without fee waiver and expense reimbursement:*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                         0.76%        0.60%      0.71%      1.03%      1.22%
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss to average net assets                             (0.69)%      (0.49)%    (0.71)%    (1.03)%    (1.21)%
------------------------------------------------------------------------------------------------------------------------------------

----------
See footnotes on page 49.

Financial Highlights

                                                                                             YEAR ENDED DECEMBER 31,
                                                                            --------------------------------------------------------
CLASS B                                                                       2008         2007        2006       2005       2004
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA:
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                                          $   8.42    $    7.92    $  6.95    $  6.33    $  5.53
------------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
------------------------------------------------------------------------------------------------------------------------------------
Net investment loss                                                            (0.07)       (0.09)     (0.09)     (0.08)     (0.07)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments                         (3.67)        1.06       1.18       0.70       0.87
------------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                                               (3.74)        0.97       1.09       0.62       0.80
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
------------------------------------------------------------------------------------------------------------------------------------
Net realized short-term capital gains                                             --        (0.09)     (0.06)        --         --
------------------------------------------------------------------------------------------------------------------------------------
Net realized long-term capital gains                                           (0.58)       (0.38)     (0.06)        --         --
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                            (0.58)       (0.47)     (0.12)        --         --
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                                $   4.10    $    8.42    $  7.92    $  6.95    $  6.33
====================================================================================================================================
TOTAL RETURN                                                                  (46.15)%      12.01%     15.76%      9.79%     14.47%#
------------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000s omitted)                                      $  1,629    $   4,133    $ 3,925    $ 3,001    $ 2,060
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                         1.15%        1.15%      1.16%      1.18%      1.26%
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss to average net assets                             (1.08)%      (1.04)%    (1.16)%    (1.18)%    (1.25)%
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                        16.67%        6.33%      1.27%      2.27%      2.79%
------------------------------------------------------------------------------------------------------------------------------------
Without fee waiver and expense reimbursement:*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                         1.51%        1.35%      1.47%      1.79%      1.97%
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss to average net assets                             (1.44)%      (1.24)%    (1.47)%    (1.79)%    (1.96)%
------------------------------------------------------------------------------------------------------------------------------------

----------
See footnotes on page 49.

Financial Highlights

                                                                                             YEAR ENDED DECEMBER 31,
                                                                            --------------------------------------------------------
CLASS C                                                                       2008         2007        2006       2005       2004
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA:
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                                          $   8.42    $    7.92    $  6.95    $  6.33    $  5.53
------------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
------------------------------------------------------------------------------------------------------------------------------------
Net investment loss                                                            (0.07)       (0.09)     (0.09)     (0.08)     (0.07)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments                         (3.67)        1.06       1.18       0.70       0.87
------------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                                               (3.74)        0.97       1.09       0.62       0.80
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
------------------------------------------------------------------------------------------------------------------------------------
Net realized short-term capital gains                                             --        (0.09)     (0.06)        --         --
------------------------------------------------------------------------------------------------------------------------------------
Net realized long-term capital gains                                           (0.58)       (0.38)     (0.06)        --         --
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                            (0.58)       (0.47)     (0.12)        --         --
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                                $   4.10    $    8.42    $  7.92    $  6.95    $  6.33
====================================================================================================================================
TOTAL RETURN                                                                  (46.15)%      12.01%     15.76%      9.79%     14.47%#
------------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000s omitted)                                      $  3,165    $   5,367    $ 4,832    $ 3,420    $ 2,755
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                         1.16%        1.16%      1.16%      1.18%      1.26%
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss to average net assets                             (1.09)%      (1.05)%    (1.16)%    (1.18)%    (1.25)%
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                        16.67%        6.33%      1.27%      2.27%      2.79%
------------------------------------------------------------------------------------------------------------------------------------
Without fee waiver and expense reimbursement:*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                         1.52%        1.36%      1.47%      1.79%      1.97%
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss to average net assets                             (1.45)%      (1.25)%    (1.47)%    (1.79)%    (1.96)%
------------------------------------------------------------------------------------------------------------------------------------

----------
See footnotes on page 49.

Financial Highlights

                                                                             1/1/08                YEAR ENDED DECEMBER 31,
                                                                               TO       --------------------------------------------
CLASS D                                                                    5/16/08**       2007        2006       2005       2004
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA:
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                       $    8.42    $    7.92    $  6.95    $  6.33    $  5.53
------------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
------------------------------------------------------------------------------------------------------------------------------------
Net investment loss                                                            (0.03)       (0.09)     (0.09)     (0.08)     (0.07)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments                         (0.16)        1.06       1.18       0.70       0.87
------------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                                               (0.19)        0.97       1.09       0.62       0.80
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
------------------------------------------------------------------------------------------------------------------------------------
Net realized short-term capital gains                                             --        (0.09)     (0.06)        --         --
------------------------------------------------------------------------------------------------------------------------------------
Net realized long-term capital gains                                              --        (0.38)     (0.06)        --         --
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                               --        (0.47)     (0.12)        --         --
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                             $    8.23    $    8.42    $  7.92    $  6.95    $  6.33
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                                   (2.26)%      12.01%     15.76%      9.79%     14.47%#
------------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000s omitted)                                          --    $   1,235    $   998    $   876    $   768
====================================================================================================================================
Ratio of expenses to average net assets                                         1.16%+       1.16%      1.16%      1.18%      1.26%
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss to average net assets                             (1.16)%+     (1.05)%    (1.16)%    (1.18)%    (1.25)%
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                        16.67%++      6.33%      1.27%      2.27%      2.79%
------------------------------------------------------------------------------------------------------------------------------------
Without fee waiver and expense reimbursement:*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                         1.42%+       1.36%      1.47%      1.79%      1.97%
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss to average net assets                             (1.42)%+     (1.25)%    (1.47)%    (1.79)%    (1.96)%
------------------------------------------------------------------------------------------------------------------------------------

----------
See footnotes on page 49.

Financial Highlights

Growth Fund

                                                                                     YEAR ENDED DECEMBER 31,
                                                                -----------------------------------------------------------------
CLASS A                                                            2008          2007         2006         2005         2004
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA:
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                              $     8.40    $     8.16   $     7.18   $     6.53   $     5.67
---------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
---------------------------------------------------------------------------------------------------------------------------------
Net investment loss                                                  (0.02)        (0.01)          --o       (0.03)       (0.03)
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments               (3.66)         0.99         1.16         0.68         0.89
---------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                                     (3.68)         0.98         1.16         0.65         0.86
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
---------------------------------------------------------------------------------------------------------------------------------
Net realized short-term capital gains                                   --         (0.15)       (0.08)          --           --
---------------------------------------------------------------------------------------------------------------------------------
Net realized long-term capital gains                                 (0.78)        (0.59)       (0.10)          --           --
---------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                  (0.78)        (0.74)       (0.18)          --           --
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                    $     3.94    $     8.40   $     8.16   $     7.18   $     6.53
=================================================================================================================================
TOTAL RETURN                                                        (45.51)%       11.84%       16.30%        9.79%       15.34%#
---------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000s omitted)                          $    9,072    $   17,405   $   12,189   $    9,133   $    7,179
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                               0.40%         0.40%        0.40%        0.42%        0.50%
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss to average net assets                   (0.25)%       (0.15)%      (0.39)%      (0.42)%      (0.47)%
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                              21.06%        17.87%        5.63%        5.42%        5.50%
---------------------------------------------------------------------------------------------------------------------------------
Without fee waiver and expense reimbursement:*
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                               0.62%         0.49%        0.53%        0.67%        0.75%
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss to average net assets                   (0.47)%       (0.24)%      (0.52)%      (0.67)%      (0.72)%
---------------------------------------------------------------------------------------------------------------------------------

----------
See footnotes on page 49.

Financial Highlights

                                                                                     YEAR ENDED DECEMBER 31,
                                                                -----------------------------------------------------------------
CLASS B                                                            2008          2007         2006         2005         2004
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA:
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                              $     7.97    $     7.77   $     6.85   $     6.28   $     5.49
---------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
---------------------------------------------------------------------------------------------------------------------------------
Net Investment Loss                                                  (0.06)        (0.08)       (0.08)       (0.08)       (0.07)
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments               (3.46)         0.95         1.12         0.65         0.86
---------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                                     (3.52)         0.87         1.04         0.57         0.79
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
---------------------------------------------------------------------------------------------------------------------------------
Net realized short-term capital gains                                   --         (0.08)       (0.02)          --           --
---------------------------------------------------------------------------------------------------------------------------------
Net realized long-term capital gains                                 (0.78)        (0.59)       (0.10)          --           --
---------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                  (0.78)        (0.67)       (0.12)          --           --
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                    $     3.67    $     7.97   $     7.77   $     6.85   $     6.28
=================================================================================================================================
TOTAL RETURN                                                        (45.98)%       11.00%       15.30%        9.08%       14.39%#
---------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000s omitted)                          $    2,793    $    6,924   $    5,411   $    4,703   $    4,041
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                               1.15%         1.15%        1.16%        1.18%        1.25%
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss to average net assets                   (1.00)%       (0.90)%      (1.15)%      (1.18)%      (1.22)%
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                              21.06%        17.87%        5.63%        5.42%        5.50%
---------------------------------------------------------------------------------------------------------------------------------
Without fee waiver and expense reimbursement:*
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                               1.37%         1.24%        1.29%        1.43%        1.50%
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss to average net assets                   (1.22)%       (0.99)%      (1.28)%      (1.43)%      (1.47)%
---------------------------------------------------------------------------------------------------------------------------------

----------
See footnotes on page 49.

Financial Highlights

                                                                                     YEAR ENDED DECEMBER 31,
                                                                -----------------------------------------------------------------
CLASS C                                                            2008          2007         2006         2005         2004
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA:
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                              $     7.97    $     7.77   $     6.85   $     6.28   $     5.49
---------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
---------------------------------------------------------------------------------------------------------------------------------
Net investment loss                                                  (0.06)        (0.08)       (0.08)       (0.08)       (0.07)
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments               (3.46)         0.95         1.12         0.65         0.86
---------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                                     (3.52)         0.87         1.04         0.57         0.79
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
---------------------------------------------------------------------------------------------------------------------------------
Net realized short-term capital gains                                   --         (0.08)       (0.02)          --           --
---------------------------------------------------------------------------------------------------------------------------------
Net realized long-term capital gains                                 (0.78)        (0.59)       (0.10)          --           --
---------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                  (0.78)        (0.67)       (0.12)          --           --
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                    $     3.67    $     7.97   $     7.77   $     6.85   $     6.28
=================================================================================================================================
TOTAL RETURN                                                        (45.98)%       11.00%       15.30%        9.08%       14.39%#
---------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000s omitted)                          $    6,269    $   11,144   $   10,847   $    8,756   $    6,588
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                               1.16%         1.16%        1.16%        1.18%        1.25%
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss to average net assets                   (1.01)%       (0.91)%      (1.15)%      (1.18)%      (1.22)%
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                              21.06%        17.87%        5.63%        5.42%        5.50%
---------------------------------------------------------------------------------------------------------------------------------
Without fee waiver and expense reimbursement:*
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                               1.38%         1.25%        1.29%        1.43%        1.50%
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss to average net assets                   (1.23)%       (1.00)%      (1.28)%      (1.43)%      (1.47)%
---------------------------------------------------------------------------------------------------------------------------------

----------
See footnotes on page 49.

Financial Highlights

                                                                  1/1/08                    YEAR ENDED DECEMBER 31,
                                                                    TO        ---------------------------------------------------
CLASS D                                                          5/16/08**       2007         2006         2005         2004
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA:
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                            $     7.97    $     7.78   $     6.85   $     6.28   $     5.49
---------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
---------------------------------------------------------------------------------------------------------------------------------
Net investment loss                                                  (0.03)        (0.08)       (0.08)       (0.08)       (0.07)
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments               (0.10)         0.94         1.13         0.65         0.86
---------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                                     (0.13)         0.86         1.05         0.57         0.79
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
---------------------------------------------------------------------------------------------------------------------------------
Net realized short-term capital gains                                   --         (0.08)       (0.02)          --           --
---------------------------------------------------------------------------------------------------------------------------------
Net realized long-term capital gains                                    --         (0.59)       (0.10)          --           --
---------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                     --         (0.67)       (0.12)          --           --
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                  $     7.84    $     7.97   $     7.78   $     6.85   $     6.28
=================================================================================================================================
TOTAL RETURN                                                         (1.63)%       11.00%       15.30%        9.08%       14.39%#
---------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000s omitted)                                --    $    2,173   $    1,788   $    1,767   $    1,340
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                               1.16%+        1.16%        1.16%        1.18%        1.25%
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss to average net assets                   (1.16)%+      (0.91)%      (1.15)%      (1.18)%      (1.22)%
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                              21.06%++      17.87%        5.63%        5.42%        5.50%
---------------------------------------------------------------------------------------------------------------------------------
Without fee waiver and expense reimbursement:*
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                               1.30%+        1.25%        1.29%        1.43%        1.50%
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss to average net assets                   (1.30)%+      (1.00)%      (1.28)%      (1.43)%      (1.47)%
---------------------------------------------------------------------------------------------------------------------------------

----------
See footnotes on page 49.

Financial Highlights

Moderate Growth Fund

                                                                                     YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------------------
CLASS A                                                          2008         2007          2006          2005           2004
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA:
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                            $    8.09    $    7.61     $    6.64     $     6.18     $     5.53
----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                              0.06         0.06          0.04           0.05           0.05
----------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments            (3.61)        0.72          1.02           0.46           0.66
----------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                                  (3.55)        0.78          1.06           0.51           0.71
----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                             (0.04)       (0.06)        (0.04)         (0.05)         (0.05)
----------------------------------------------------------------------------------------------------------------------------------
Net realized short-term capital gains                             (0.01)       (0.13)        (0.05)            --          (0.01)
----------------------------------------------------------------------------------------------------------------------------------
Net realized long-term capital gains                              (0.62)       (0.11)           --             --             --
----------------------------------------------------------------------------------------------------------------------------------
Return of capital                                                 (0.01)          --            --             --             --
----------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                               (0.68)       (0.30)        (0.09)         (0.05)         (0.06)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                  $    3.86    $    8.09     $    7.61     $     6.64     $     6.18
==================================================================================================================================
TOTAL RETURN                                                     (44.98)%      10.18%        16.00%          8.32%         12.79%#
----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000s omitted)                        $   9,761    $  19,108     $  15,138     $   11,020     $    7,313
----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                            0.25%        0.25%         0.25%          0.30%          0.50%
----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets               0.87%        0.76%         0.56%          0.73%          0.80%
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                           25.59%       20.42%         6.55%          3.45%         16.84%
----------------------------------------------------------------------------------------------------------------------------------
Without fee waiver and expense reimbursement:*
----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                            0.59%        0.45%         0.47%          0.60%          0.70%
----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets               0.53%        0.56%         0.34%          0.43%          0.62%
----------------------------------------------------------------------------------------------------------------------------------

----------
See footnotes on page 49.

Financial Highlights

                                                                                     YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------------------
CLASS B                                                          2008         2007          2006          2005           2004
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA:
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                            $    7.97    $    7.50     $    6.55     $     6.10     $     5.47
----------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
----------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                       0.01           --o        (0.01)            --o          0.01
----------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments            (3.54)        0.70          1.00           0.46           0.64
----------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                                  (3.53)        0.70          0.99           0.46           0.65
----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                             (0.01)          --o           --             --o         (0.01)
----------------------------------------------------------------------------------------------------------------------------------
Dividends in excess of net investment income                      (0.03)          --            --             --             --
----------------------------------------------------------------------------------------------------------------------------------
Net realized short-term capital gains                             (0.01)       (0.12)        (0.04)         (0.01)         (0.01)
----------------------------------------------------------------------------------------------------------------------------------
Net realized long-term capital gains                              (0.62)       (0.11)           --             --             --
----------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                               (0.67)       (0.23)        (0.04)         (0.01)         (0.02)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                  $    3.77    $    7.97     $    7.50     $     6.55     $     6.10
==================================================================================================================================
TOTAL RETURN                                                     (45.40)%       9.23%        15.13%          7.39%         12.11%#
----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000s omitted)                        $   2,467    $   6,302     $   7,110     $    5,888     $    4,360
----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                            1.00%        1.00%         1.01%          1.06%          1.25%
----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets        0.12%        0.01%        (0.20)%        (0.03)%         0.05%
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                           25.59%       20.42%         6.55%          3.45%         16.84%
----------------------------------------------------------------------------------------------------------------------------------
Without fee waiver and expense reimbursement:*
----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                            1.34%        1.20%         1.23%          1.36%          1.45%
----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss to average net assets                (0.22)%      (0.19)%       (0.42)%        (0.33)%        (0.14)%

----------
See footnotes on page 49.

Financial Highlights

                                                                                     YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------------------
CLASS C                                                          2008         2007          2006          2005           2004
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA:
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                            $    7.97    $    7.50     $    6.55     $     6.11     $     5.47
----------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
----------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                       0.01           --o        (0.01)            --o          0.01
----------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments            (3.54)        0.70          1.00           0.45           0.65
----------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                                  (3.53)        0.70          0.99           0.45           0.66
----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                             (0.01)          --o           --             --o         (0.01)
----------------------------------------------------------------------------------------------------------------------------------
Dividends in excess of net investment income                      (0.03)          --            --             --             --
----------------------------------------------------------------------------------------------------------------------------------
Net realized short-term capital gains                             (0.01)       (0.12)        (0.04)         (0.01)         (0.01)
----------------------------------------------------------------------------------------------------------------------------------
Net realized long-term capital gains                              (0.62)       (0.11)           --             --             --
----------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                               (0.67)       (0.23)        (0.04)         (0.01)         (0.02)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                  $    3.77    $    7.97     $    7.50     $     6.55     $     6.11
==================================================================================================================================
TOTAL RETURN                                                     (45.40)%       9.23%        15.13%          7.39%         12.11%#
----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000s omitted)                        $   7,091    $  14,469     $  13,659     $   10,576     $    7,981
----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                            1.01%        1.01%         1.01%          1.06%          1.25%
----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets        0.11%          --         (0.20)%        (0.03)%         0.05%
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                           25.59%       20.42%         6.55%          3.45%         16.84%
----------------------------------------------------------------------------------------------------------------------------------
Without fee waiver and expense reimbursement:*
----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                            1.35%        1.21%         1.23%          1.36%          1.46%
----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss to average net assets                (0.23)%      (0.20)%       (0.42)%        (0.33)%        (0.14)%
----------------------------------------------------------------------------------------------------------------------------------

----------
See footnotes on page 49.

Financial Highlights

                                                               1/1/08                      YEAR ENDED DECEMBER 31,
                                                                 TO        -------------------------------------------------------
CLASS D                                                       5/16/08**       2007         2006           2005           2004
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA:
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $    7.97    $    7.50     $    6.55     $     6.11     $     5.47
----------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
----------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                         --o          --o        (0.01)            --o          0.01
----------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments            (0.10)        0.70          1.00           0.45           0.65
----------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                                  (0.10)        0.70          0.99           0.45           0.66
----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                --           --o           --             --o         (0.01)
----------------------------------------------------------------------------------------------------------------------------------
Net realized short-term capital gains                                --        (0.12)        (0.04)         (0.01)         (0.01)
----------------------------------------------------------------------------------------------------------------------------------
Net realized long-term capital gains                                 --        (0.11)           --             --             --
----------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                  --        (0.23)        (0.04)         (0.01)         (0.02)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                $    7.87    $    7.97     $    7.50     $     6.55     $     6.11
==================================================================================================================================
TOTAL RETURN                                                      (1.25)%       9.23%        15.13%          7.39%         12.11%#
----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000s omitted)                             --    $   4,007     $   3,543     $    3,154     $    1,999
----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                            1.01%+       1.01%         1.01%          1.06%          1.25%
----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets       (0.09)%+        --         (0.20)%        (0.03)%         0.05%
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                           25.59%++     20.42%         6.55%          3.45%         16.84%
----------------------------------------------------------------------------------------------------------------------------------
Without fee waiver and expense reimbursement:*
----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                            1.26%+       1.21%         1.23%          1.36%          1.45%
----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss to average net assets                (0.34)%+     (0.20)%       (0.42)%        (0.33)%        (0.14)%
----------------------------------------------------------------------------------------------------------------------------------

----------
See footnotes on page 49.

Financial Highlights

Balanced Fund

                                                                              YEAR ENDED DECEMBER 31,
                                                         ----------------------------------------------------------------
CLASS A                                                     2008         2007         2006         2005         2004
-------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA:
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                       $     6.30   $     6.31   $     5.67   $     5.53   $     5.13
-------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
-------------------------------------------------------------------------------------------------------------------------
Net investment income                                          0.11         0.12         0.09         0.09         0.08
-------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments        (2.34)        0.10         0.65         0.16         0.42
-------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                              (2.23)        0.22         0.74         0.25         0.50
-------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
-------------------------------------------------------------------------------------------------------------------------
Net investment income                                         (0.11)       (0.12)       (0.09)       (0.09)       (0.08)
-------------------------------------------------------------------------------------------------------------------------
Net realized short-term capital gains                            --        (0.11)          --        (0.02)       (0.02)
-------------------------------------------------------------------------------------------------------------------------
Net realized long-term capital gains                          (0.16)          --           --           --           --
-------------------------------------------------------------------------------------------------------------------------
Return of capital                                                --           --        (0.01)          --           --
-------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                           (0.27)       (0.23)       (0.10)       (0.11)       (0.10)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                             $     3.80   $     6.30   $     6.31   $     5.67   $     5.53
=========================================================================================================================
TOTAL RETURN                                                 (36.01)%       3.51%       13.09%        4.53%        9.90%#
-------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000s omitted)                   $    4,863   $    8,137   $    6,823   $    6,422   $    5,092
-------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                        0.26%        0.25%        0.25%        0.31%        0.50%
-------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets           2.06%        1.82%        1.45%        1.60%        1.46%
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                       38.51%       19.98%       10.82%       18.35%       25.59%
-------------------------------------------------------------------------------------------------------------------------
Without fee waiver and expense reimbursement:*
-------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                        0.93%        0.71%        0.74%        0.82%        0.79%
-------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets           1.39%        1.36%        0.96%        1.09%        1.19%
-------------------------------------------------------------------------------------------------------------------------

----------
See footnotes on page 49.

Financial Highlights

                                                                             YEAR ENDED DECEMBER 31,
                                                         ----------------------------------------------------------------
CLASS B                                                     2008         2007         2006         2005         2004
-------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA:
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                       $     6.30   $     6.31   $     5.67   $     5.53   $     5.13
-------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
-------------------------------------------------------------------------------------------------------------------------
Net investment income                                          0.07         0.07         0.04         0.05         0.04
-------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments        (2.34)        0.10         0.66         0.16         0.42
-------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                              (2.27)        0.17         0.70         0.21         0.46
-------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
-------------------------------------------------------------------------------------------------------------------------
Net investment income                                         (0.07)       (0.07)       (0.04)       (0.05)       (0.04)
-------------------------------------------------------------------------------------------------------------------------
Net realized short-term capital gains                            --        (0.11)          --        (0.02)       (0.02)
-------------------------------------------------------------------------------------------------------------------------
Net realized long-term capital gains                          (0.16)          --           --           --           --
-------------------------------------------------------------------------------------------------------------------------
Return of capital                                                --           --        (0.02)          --           --
-------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                           (0.23)       (0.18)       (0.06)       (0.07)       (0.06)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                             $     3.80   $     6.30   $     6.31   $     5.67   $     5.53
=========================================================================================================================
TOTAL RETURN                                                 (36.51)%       2.75%       12.25%        3.76%        9.09%#
-------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000s omitted)                   $      918   $    2,594   $    2,755   $    3,219   $    3,932
-------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                        1.01%        1.00%        1.00%        1.07%        1.25%
-------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets           1.31%        1.07%        0.70%        0.84%        0.71%
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                       38.51%       19.98%       10.82%       18.35%       25.59%
-------------------------------------------------------------------------------------------------------------------------
Without fee waiver and expense reimbursement:*
-------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                        1.68%        1.46%        1.49%        1.58%        1.54%
-------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets           0.64%        0.61%        0.21%        0.33%        0.44%
-------------------------------------------------------------------------------------------------------------------------

----------
See footnotes on page 49.

Financial Highlights

                                                                             YEAR ENDED DECEMBER 31,
                                                         ----------------------------------------------------------------
CLASS C                                                     2008         2007         2006         2005         2004
-------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA:
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                       $     6.30   $     6.31   $     5.67   $     5.53   $     5.13
-------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
-------------------------------------------------------------------------------------------------------------------------
Net investment income                                          0.07         0.07         0.04         0.05         0.04
-------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments        (2.34)        0.10         0.66         0.16         0.42
-------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                              (2.27)        0.17         0.70         0.21         0.46
-------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
-------------------------------------------------------------------------------------------------------------------------
Net investment income                                         (0.07)       (0.07)       (0.04)       (0.05)       (0.04)
-------------------------------------------------------------------------------------------------------------------------
Net realized short-term capital gains                            --        (0.11)          --        (0.02)       (0.02)
-------------------------------------------------------------------------------------------------------------------------
Net realized long-term capital gains                          (0.16)          --           --           --           --
-------------------------------------------------------------------------------------------------------------------------
Return of capital                                                --           --        (0.02)          --           --
-------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                           (0.23)       (0.18)       (0.06)       (0.07)       (0.06)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                             $     3.80   $     6.30   $     6.31   $     5.67   $     5.53
=========================================================================================================================
TOTAL RETURN                                                 (36.51)%       2.75%       12.25%        3.76%        9.09%#
-------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000s omitted)                   $    3,991   $    5,686   $    5,733   $    5,382   $    6,149
-------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                        1.00%        1.00%        1.00%        1.07%        1.25%
-------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets           1.32%        1.07%        0.70%        0.84%        0.71%
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                       38.51%       19.98%       10.82%       18.35%       25.59%
-------------------------------------------------------------------------------------------------------------------------
Without fee waiver and expense reimbursement:*
-------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                        1.67%        1.46%        1.49%        1.58%        1.54%
-------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets           0.65%        0.61%        0.21%        0.33%        0.44%
-------------------------------------------------------------------------------------------------------------------------

----------
See footnotes on page 49.

Financial Highlights

                                                           1/1/08                  YEAR ENDED DECEMBER 31,
                                                             TO       ---------------------------------------------------
CLASS D                                                   5/18/08**      2007         2006         2005         2004
-------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA:
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                     $     6.30    $    6.31   $     5.67   $     5.53   $     5.13
-------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
-------------------------------------------------------------------------------------------------------------------------
Net investment income                                          0.04         0.07         0.04         0.05         0.04
-------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments           --o        0.10         0.66         0.16         0.42
-------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                               0.04         0.17         0.70         0.21         0.46
-------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
-------------------------------------------------------------------------------------------------------------------------
Net investment income                                         (0.03)       (0.07)       (0.04)       (0.05)       (0.04)
-------------------------------------------------------------------------------------------------------------------------
Net realized short-term capital gains                            --        (0.11)          --        (0.02)       (0.02)
-------------------------------------------------------------------------------------------------------------------------
Return of capital                                                --           --        (0.02)          --           --
-------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                           (0.03)       (0.18)       (0.06)       (0.07)       (0.06)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                           $     6.31    $    6.30   $     6.31   $     5.67   $     5.53
=========================================================================================================================
TOTAL RETURN                                                   0.63%        2.75%       12.25%        3.76%        9.09%#
-------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000s omitted)                         --    $   1,909   $    1,672   $    1,904   $    1,106
-------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                        1.01%+       1.00%        1.00%        1.07%        1.25%
-------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets           1.56%+       1.07%        0.70%        0.84%        0.71%
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                       38.51%++     19.98%       10.82%       18.35%       25.59%
-------------------------------------------------------------------------------------------------------------------------
Without fee waiver and expense reimbursement:*
-------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                        1.54%+       1.46%        1.49%        1.58%        1.54%
-------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets           1.03%+       0.61%        0.21%        0.33%        0.44%
-------------------------------------------------------------------------------------------------------------------------

----------
 * The Manager, at its discretion, reimbursed certain expenses and waived certain management fees for the years presented (Note 4).

**    Date of conversion to Class C shares.

o     Less than + or - $0.005.

 +    Annualized.

++    Computed at the Fund level for the year ended December 31, 2008.

 # Excluding the effect of the payments to certain of the underlying Seligman Funds received from the Manager in 2004, total return would have been as follows:

      AGGRESSIVE GROWTH FUND                GROWTH FUND               MODERATE GROWTH FUND              BALANCED FUND
      -------------------------------------------------------------------------------------------------------------------
      Class A          15.43%         Class A         15.30%         Class A         12.77%         Class A         9.89%
      -------------------------------------------------------------------------------------------------------------------
      Class B          14.41          Class B         14.35          Class B         12.09          Class B         9.08
      -------------------------------------------------------------------------------------------------------------------
      Class C          14.41          Class C         14.35          Class C         12.09          Class C         9.08
      -------------------------------------------------------------------------------------------------------------------
      Class D          14.41          Class D         14.35          Class D         12.09          Class D         9.08
      -------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

Report of Independent Registered
Public Accounting Firm

THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
SELIGMAN ASSET ALLOCATION SERIES, INC.:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments of Seligman Asset Allocation Series, Inc. (the "Series") comprising Seligman Asset Allocation Aggressive Growth Fund, Seligman Asset Allocation Growth Fund, Seligman Asset Allocation Moderate Growth Fund, and Seligman Asset Allocation Balanced Fund, as of December 31, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Series is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Series' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the shareholder service agent. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds constituting Seligman Asset Allocation Series, Inc. as of December 31, 2008, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
February 27, 2009

Required Federal Income Tax Information
(UNAUDITED)

      Dividends paid for the year ended December 31, 2008 other than qualified dividend income are subject to federal income tax as "ordinary income." In order to claim the dividends received deduction for these distributions, corporate shareholders must have held their shares for 46 days or more during the 90-day period beginning 45 days before each ex-dividend date. Under the Internal Revenue Code, the dividends paid to corporate shareholders that qualify for the dividends received deduction were as follows:

                                                    DIVIDENDS RECEIVED DEDUCTION PERCENT
                                       ------------------------------------------------------------
                                       AGGRESSIVE GROWTH     GROWTH    MODERATE GROWTH    BALANCED
                                             FUND             FUND           FUND           FUND
---------------------------------------------------------------------------------------------------
Class A                                     100.00%          100.00%        11.42%          6.46%
---------------------------------------------------------------------------------------------------
Class B                                     100.00           100.00         13.98          10.08
---------------------------------------------------------------------------------------------------
Class C                                     100.00           100.00         12.69          10.24
---------------------------------------------------------------------------------------------------
Class D                                     100.00           100.00        100.00           9.36
---------------------------------------------------------------------------------------------------

      For the year ended December 31, 2008, the Funds designate the following as qualified dividends to individual shareholders:

                                                         QUALIFIED DIVIDENDS PERCENT
                                       ------------------------------------------------------------
                                       AGGRESSIVE GROWTH     GROWTH    MODERATE GROWTH    BALANCED
                                             FUND             FUND           FUND           FUND
---------------------------------------------------------------------------------------------------
Class A                                     100.00%          100.00%        23.93%          6.93%
---------------------------------------------------------------------------------------------------
Class B                                     100.00           100.00         29.30          10.81
---------------------------------------------------------------------------------------------------
Class C                                     100.00           100.00         26.60          10.98
---------------------------------------------------------------------------------------------------
Class D                                     100.00           100.00        100.00          10.04
---------------------------------------------------------------------------------------------------

      In order for an individual to claim dividends received as qualified dividends, individual shareholders must have held their shares for more than 60 days during the 121-day period beginning 60 days before each ex-dividend date.

Matters Relating to the Directors'
Consideration of the Approval of the
Investment Management Services Agreement

IN THE DISCUSSION BELOW, THE TERM "SERIES" REFERS TO SELIGMAN ASSET ALLOCATION SERIES, INC. AND THE TERM "FUND" REFERS TO SELIGMAN ASSET ALLOCATION AGGRESSIVE GROWTH FUND, SELIGMAN ASSET ALLOCATION GROWTH FUND, SELIGMAN ASSET ALLOCATION MODERATE GROWTH FUND AND SELIGMAN ASSET ALLOCATION BALANCE FUND.

BACKGROUND

On July 7, 2008, RiverSource Investments, LLC ("RiverSource"), a wholly owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise"), entered into a stock purchase agreement with the shareholders of J. & W. Seligman & Co. Incorporated ("Seligman") under which RiverSource would acquire all of the outstanding capital stock of Seligman (the "Transaction"). The consummation of the Transaction resulted in the automatic termination of the Series' management agreement with Seligman (the "Seligman Management Agreement") in respect of each Fund. In anticipation of the termination of the Seligman Management Agreement, at a meeting held on July 29, 2008, the directors of the Series then serving unanimously approved an investment management agreement with RiverSource (the "Proposed Advisory Agreement") in respect of each Fund. At the special meeting of shareholders of the Funds held on November 3, 2008, the shareholders of each Fund approved the Proposed Advisory Agreement. The Transaction closed on November 7, 2008, and upon the closing, RiverSource became the investment advisor to each Fund.

BOARD CONSIDERATIONS

Prior to their approval of the Proposed Advisory Agreement, the directors requested and evaluated extensive materials from, and were provided materials and information about the Transaction and matters related to the proposed approval by, Seligman, RiverSource and Ameriprise.

In consultation with experienced counsel, who advised on the legal standards for consideration by the directors, the directors reviewed the Proposed Advisory Agreement with RiverSource. The independent directors also discussed the proposed approval with counsel in private sessions.

At their meetings on June 12, 2008, July 17, 2008 and July 29, 2008, the directors discussed the Transaction with Seligman, and the Transaction and RiverSource's plans and intentions regarding the Series (and each Fund) with representatives of Ameriprise and RiverSource.

The directors considered all factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and directors may have attributed different weights to the various factors. The directors determined that the selection of RiverSource to advise the Series (and each Fund), and the overall arrangements between the Series (and each Fund) and RiverSource as provided in the Proposed Advisory Agreement, including the proposed advisory fee and the related administration arrangements between the Series (and each Fund) and Ameriprise, were fair and reasonable in light of the services to be performed, expenses incurred and such other matters as the directors considered relevant. The material factors and conclusions that formed the basis for the directors' determination included, in addition, the factors discussed in further detail below:

(i) the reputation, financial strength and resources of RiverSource, and its parent, Ameriprise;

(ii) the capabilities of RiverSource with respect to compliance and its regulatory histories;

(iii) an assessment of RiverSource's compliance system by the Series' Chief Compliance Officer;

(iv) that the portfolio management team for each Fund would not change as a result of the Transaction;

(v) that RiverSource and Ameriprise assured the directors that following the Transaction there will not be any diminution in the nature, quality and extent of services provided to the Series (and each Fund) or its shareholders;

Matters Relating to the Directors'
Consideration of the Approval of the
Investment Management Services Agreement

(vi) that within the past year the directors had performed a full annual review of the Seligman Management Agreement, as required by the Investment Company Act of 1940 ("1940 Act"), for the Series (and each
       Fund) and had determined that they were satisfied with the nature, extent and quality of services provided thereunder and that the management fee rate for each Fund was satisfactory;

(vii) the potential benefits to the Series (and each Fund) of the combination of RiverSource and Seligman, including: greater resources to attract and retain high quality investment personnel; greater depth and breadth of investment management capabilities; a continued high level of service to the Series (and each Fund); and the potential for realization of economies of scale over time since the Series (and each Fund) will be part of a much larger fund complex;

(viii) the fact that each Fund's total advisory and administrative fees would not increase by virtue of the Proposed Advisory Agreement, but would remain the same;

(ix) that RiverSource, and not the Series or Funds, would bear the costs of obtaining all approvals of the Proposed Advisory Agreement;

(x) the qualifications of the personnel of RiverSource and Ameriprise that would provide advisory and administrative services to the Series (and each Fund);

(xi) the terms and conditions of the Proposed Advisory Agreement, including the directors' review of differences from the Seligman Management Agreement;

(xii) that RiverSource and Ameriprise have agreed to refrain from imposing or seeking to impose, for a period of two years after the closing of the Transaction, any "unfair burden" (within the meaning of Section 15(f) of 1940 Act) on the Series and each Fund; and

(xiii) that certain members of RiverSource's management have a significant amount of experience integrating other fund families.

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED

In considering the nature, extent and quality of the services to be provided under the Proposed Advisory Agreement, the directors of the Series considered, among other things, the expected impact of the Transaction on the operations of the Series and each Fund, the information provided by RiverSource with respect to the nature, extent and quality of services to be provided by it, RiverSource's compliance programs and compliance records, and presentations provided on the quality of RiverSource's investment research capabilities and the other resources it and Ameriprise have indicated that they would dedicate to performing services for the Series and each Fund.

The directors noted the professional experience and qualifications of the portfolio management team of each Fund and the senior personnel of RiverSource. The directors considered a report by, the Series' Chief Compliance Officer, assessing RiverSource's compliance system, which was followed by a private session with the Series' Chief Compliance Officer. They also discussed RiverSource's compliance system with the Chief Compliance Officer for the funds managed by RiverSource. The directors also considered RiverSource's presentation on the selection of brokers and dealers for portfolio transactions. As administrative services (provided under the Seligman Management Agreement) would be provided to the Series (and each Fund) by Ameriprise at no additional cost under a new administrative services agreement rather than pursuant to the Proposed Advisory Agreement, the directors considered Ameriprise's capability to provide such administrative services as well as RiverSource's and Ameriprise's roles in coordinating the activities of the Series' (and each Fund's) other service providers. The directors noted that Ameriprise intended to continue Seligman's practice of sub-contracting administrative services provided by Seligman for the Series (and each Fund) to

Matters Relating to the Directors'
Consideration of the Approval of the
Investment Management Services Agreement

State Street Bank and Trust Company for the foreseeable future. The directors concluded that, overall, they were satisfied with assurances from RiverSource and Ameriprise as to the expected nature, extent and quality of the services to be provided to the Series (and each Fund) under the Proposed Advisory Agreement and the new administrative services agreement.

COSTS OF SERVICES PROVIDED AND PROFITABILITY

In considering the costs of services to be provided by RiverSource under the Proposed Advisory Agreement, the directors considered, among other things, the projected pre-tax, pre-distribution expense profitability of RiverSource's proposed relationship with the Series (and each Fund) and discussed the assumptions of RiverSource and the limitations of the information provided. The directors noted that RiverSource had undertaken to provide profitability information in connection with future contract continuances. The directors also considered RiverSource's financial condition based on information provided by it.

The directors noted that the proposed fee under the Proposed Advisory Agreement was the same as provided under the Seligman Management Agreement. The directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. In reviewing the projected profitability information, the directors considered the effect of fall-out benefits on RiverSource's expenses. The directors concluded that they were satisfied that RiverSource's estimated future profitability from its relationship with each Fund was not excessive.

FALL-OUT BENEFITS

The directors considered that broker-dealer affiliates of RiverSource, including a broker-dealer affiliate of Seligman (which became an affiliate of RiverSource following the closing of the Transaction) will receive 12b-1 fees from each Fund in respect of shares held in certain accounts, and that each Fund's distributor (which became a subsidiary of RiverSource following the closing of the Transaction) retains a portion of the 12b-1 fees from each Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of each Fund. The directors recognized that RiverSource's profitability would be somewhat lower without these benefits. The directors noted that RiverSource may derive reputational and other benefits from its association with the Funds.

INVESTMENT RESULTS

The directors received and reviewed detailed performance information on each Fund at each regular Board meeting during the year in addition to the information received for the meeting regarding approval of the Proposed Advisory Agreement. The directors noted that each Fund's current portfolio management team would continue to advise the Fund after the Transaction.

The directors reviewed performance information on each Fund covering a wide range of periods, including the first six months of the calendar year, the preceding seven calendar years and annualized one-, three- and five-year rolling periods ending June 30, 2008. For these periods the directors reviewed information comparing each Fund to other funds with similar investment objectives as determined by Lipper, with one or more selected securities indices, to a group of competitor funds selected by Seligman and, where applicable, similar RiverSource funds. The directors also reviewed information about portfolio turnover rates of each Fund compared to other investment companies with similar investment objectives, including, where applicable, RiverSource funds.

The directors recognized that it is not possible to predict what effect, if any, consummation of the Transaction would have on the future performance of the Funds.

Matters Relating to the Directors'
Consideration of the Approval of the
Investment Management Services Agreement

SELIGMAN ASSET ALLOCATION AGGRESSIVE GROWTH FUND. The directors reviewed information comparing the Fund to the Lipper Multi-Cap Core Funds Average, the Lipper Fund of Funds (Affiliated), the Dow Jones Aggressive Portfolio Index (Global Series) and the Dow Jones Aggressive Portfolio Index (US Series), as well as performance relative to the other funds in Lipper Multi-Cap Core Funds Average, the Lipper Fund of Funds (Affiliated) and to a group of competitor funds selected by Seligman. The directors noted that the Fund was above the Lipper Multi-Cap Core median for the periods presented, and that the Fund's results were above each of its benchmarks for the five- and three-year periods, except for the Dow Jones (Global) benchmark for the five-year period, which the Fund lagged slightly. The directors also noted that the Fund's results had generally exceeded its benchmarks for each calendar year from 2003 through 2007, and exceeded each benchmark for the first six months of 2008, other than the Lipper Fund of Funds (Affiliated). Taking into account these comparisons and the other factors considered, the directors concluded that the Fund's investment results were satisfactory.

SELIGMAN ASSET ALLOCATION GROWTH FUND. The directors reviewed information comparing the Fund to the Lipper Multi-Cap Core Funds Average, the Lipper Fund of Funds (Affiliated), the Dow Jones Aggressive Portfolio Index (Global Series), the Dow Jones Aggressive Portfolio Index (US Series), as well as performance relative to the other funds in the Lipper Multi-Cap Core Funds Average, the Lipper Fund of Funds (Affiliated) and to a group of competitor funds selected by Seligman. The directors noted that the Fund was above the Lipper Multi-Cap Core median in all periods presented, and that the Fund's results were above each of its benchmarks for the three- and five-year periods, except for the Dow Jones (Global Series) benchmark, which the Fund lagged in the five-year period. The directors also noted that the Fund's results had generally exceeded its benchmarks for each calendar year from 2003 through 2007, and exceeded each benchmark for the first six months of 2008, other than the Lipper Fund of Funds (Affiliated). Taking into account these comparisons and the other factors considered, the directors concluded that the Fund's investment results were satisfactory.

SELIGMAN ASSET ALLOCATION MODERATE GROWTH FUND. The directors reviewed information comparing the Fund to the Lipper Multi-Cap Core Funds Average, the Lipper Fund of Funds (Affiliated), the Dow Jones Moderately Aggressive Portfolio Index (Global Series), the Dow Jones Moderately Aggressive Portfolio Index (US Series), as well as the other funds in the Lipper Multi-Cap Core Funds Average, the Lipper Fund of Funds (Affiliated) and to a group of competitor funds selected by Seligman. The directors noted that the Fund was above the Lipper median in both categories for all periods presented, and that the Fund's results were above each of its benchmarks for the three- and five-year periods, except for the Dow Jones (Global Series) benchmark, which the Fund lagged in the five-year period. The directors also noted that the Fund's results exceeded each benchmark in 2007, although it lagged most of them slightly for the first six months of 2008, other than the Lipper Multi-Cap Core Funds Average. Taking into account these comparisons and the other factors considered, the directors concluded that the Fund's investment results were satisfactory.

SELIGMAN ASSET ALLOCATION BALANCED FUND. The directors reviewed information comparing the Fund to the Lipper Mixed-Asset Target Allocation Moderate Funds Average, the Lipper Fund of Funds (Affiliated), the Dow Jones Moderate Portfolio Index (Global Series) and the Dow Jones Moderate Portfolio Index (US Series), as well as performance relative to the other funds in the Lipper Mixed-Asset Target Allocation Moderate Funds Average, the Lipper Fund of Funds (Affiliated) and to a group of competitor funds selected by Seligman. The directors noted that the Fund's results were mixed, although generally lagging the benchmarks for most periods, but also that the Fund equaled or exceeded each of its benchmarks except the Dow Jones Moderate Portfolio Index (Global Series) for the first six months of 2008. Taking into account these comparisons and the other factors considered, the directors concluded that the Fund's investment results were satisfactory.

Matters Relating to the Directors'
Consideration of the Approval of the
Investment Management Services Agreement

MANAGEMENT FEE AND OTHER EXPENSES

The directors considered the proposed advisory fee rate to be paid by each Fund to RiverSource, which is the same as the management fee rate paid by each Fund under the Seligman Management Agreement. In addition to the materials provided by Seligman, RiverSource provided information regarding the fees for each of the RiverSource funds and managed accounts. With respect to each Fund, the directors noted that the proposed advisory fee rate for such Fund was higher than certain RiverSource funds in the same Lipper category and lower than others, and that the RiverSource equity fund fee rates are generally subject to adjustments based on investment performance whereas the proposed fee rate for each Fund, consistent with those in the Seligman Management Agreement, does not reflect performance adjustments. The directors recognized that it is difficult to make comparisons of advisory and management fees because there are variations in the services that are included in the fees paid by other funds.

The directors compared each Fund's proposed advisory fee rate to the rate paid by other funds in its Lipper category (the "peer group"). In considering the proposed advisory fee rate, the directors noted that the management fee rate under the Seligman Management Agreement covers administrative services provided by Seligman, whereas the Proposed Advisory Agreement does not include such services, but that Ameriprise will provide such services to each Fund pursuant to a separate administrative services agreement initially without a fee. The directors further considered that the administrative fees, since they are not included in an advisory agreement, could be increased without stockholder approval, although RiverSource noted that, at that time, it did not have an intention to seek an increase, and that any such administrative fee increase would require board approval. The directors also noted RiverSource's and Ameriprise's covenants in the Transaction's stock purchase agreement regarding compliance with Section 15(f) of the 1940 Act.

The directors also considered the total expense ratio of each Fund in comparison to the fees and expenses of funds within its peer group. In considering the expense ratios of the Funds, the directors noted that the Funds have elected to have shareholder services provided at cost by Seligman Data Corp. ("SDC"). The directors also reviewed each Fund's total expense ratio as compared to the fees and expenses of funds within its peer group. In considering the expense ratios of each Fund, the directors noted that each Fund has elected to have shareholder services provided at cost by SDC. SDC provided services exclusively to the Seligman Group of Funds, and the directors believed that the arrangement with SDC has provided each Fund and its shareholders with a consistently high level of service. The directors noted that RiverSource had previously indicated that no changes to the arrangements with SDC were being proposed at the time by RiverSource.

For each Fund, the directors noted that they had concluded in their most recent continuance considerations that the management fee and total expense ratio were at an acceptable level in light of the quality of services provided to the Fund and in comparison to the Fund's peer group; that the advisory fee would not be increased and would stay the same for all but one of the Funds; that the total expense ratio had not changed materially since that determination; and that RiverSource had represented that the overall expenses for each Fund were not expected to be adversely affected by the Transaction. On that basis, the directors concluded that the total expense ratio and proposed advisory fee for each such Fund anticipated to result from the proposed arrangements with RiverSource was acceptable. The directors also noted the Funds that currently had the benefit of waiver and reimbursement policies of Seligman, that RiverSource had agreed to continue such waiver and reimbursement policies for the periods announced by Seligman.

Matters Relating to the Directors'
Consideration of the Approval of the
Investment Management Services Agreement

ECONOMIES OF SCALE

The directors noted that the management fee schedules for the Funds do not have breakpoints that reduce the fee rate on assets above specified levels. The directors recognized that there is no direct relationship between the economies of scale realized by funds and those realized by their investment advisers as assets increase. The directors do not believe that there is a uniform methodology for establishing breakpoints that give effect to fund-specific economies of scale with respect to services provided by fund advisers. The directors also observed that in the investment company industry as a whole, as well as among funds similar to each Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply, and that the advisory agreements for many competitor funds do not have breakpoints at all. The directors noted that RiverSource had indicated that no changes to the Funds' breakpoint arrangements were proposed to be made at the time. Having taken these factors into account, the directors concluded that each Fund's breakpoint arrangements were acceptable under the Fund's circumstances. The directors also recognized that the Funds may benefit from certain economies of scale over time from becoming a part of the larger RiverSource fund complex, based on potential future synergies of operations.

Proxy Results

Shareholders of Seligman Asset Allocation Series, Inc. voted on two proposals at a Special Meeting of Shareholders held on November 3, 2008. Shareholders voted in favor of each of the proposals. The description of each proposal and number of shares voted are as follows:

PROPOSAL 1

To consider and vote upon the proposed Investment Management Services Agreement with RiverSource Investments, LLC:

                                                   FOR          AGAINST      ABSTAIN
--------------------------------------------------------------------------------------
Asset Allocation Aggressive Growth Fund       1,056,843.008   79,650.467   80,037.117
--------------------------------------------------------------------------------------
Asset Allocation Growth Fund                  1,897,851.568   57,022.798   75,462.365
--------------------------------------------------------------------------------------
Asset Allocation Moderate Growth Fund         2,024,927.322   67,588.900   99,921.899
--------------------------------------------------------------------------------------

PROPOSAL 2

To elect ten directors to the Board:

                                                   FOR          WITHHELD
---------------------------------------------------------------------------
Kathleen Blatz                                8,595,749.076   4,135,77.407
---------------------------------------------------------------------------
Arne H. Carlson                               8,600,232.747   4,090,93.736
---------------------------------------------------------------------------
Pamela G. Carlton                             8,596,803.149   4,125,23.334
---------------------------------------------------------------------------
Patricia M. Flynn                             8,602,945.392   4,063,81.091
---------------------------------------------------------------------------
Anne P. Jones                                 8,596,803.149   4,125,23.334
---------------------------------------------------------------------------
Jeffrey Laikind                               8,593,036.431   4,162,90.052
---------------------------------------------------------------------------
Stephen R. Lewis, Jr.                         8,599,178.674   4,101,47.809
---------------------------------------------------------------------------
Catherine James Paglia                        8,595,749.076   4,135,77.407
---------------------------------------------------------------------------
Alison Taunton-Rigby                          8,595,492.076   4,148,34.407
---------------------------------------------------------------------------
William F. Truscott                           8,592,581.316   4,167,45.167
---------------------------------------------------------------------------

The Meeting was adjourned until November 6, 2008, at which the following proposal was voted on by shareholders and approved:

PROPOSAL 1

To consider and vote upon the proposed Investment Management Services Agreement with RiverSource Investments, LLC:

                                                  FOR          AGAINST       ABSTAIN
--------------------------------------------------------------------------------------
Asset Allocation Balanced Fund                1,241,872.929   37,427.172   158,873.270
--------------------------------------------------------------------------------------

Directors and Officers

Shareholders elect a Board of Directors that oversees the Series' operations. In connection with the acquisition of the Funds' prior investment manager, J. & W. Seligman & Co. Incorporated, by RiverSource Investments, LLC, shareholders of the Funds voted at a Special Meeting of Shareholders held on November 3, 2008 to elect 10 members to the Series' Board. Messrs. Maher and Richie served on the Series' Board prior to the acquisition and will continue to do so.

Each member of the Board oversees 163 portfolios in the fund complex managed by RiverSource Investments, which includes 59 Seligman Funds and 104 RiverSource Funds. The address of each Director is 901 S. Marquette Ave., Minneapolis, MN 55402.

Independent Directors

NAME, (AGE), POSITION(S)                PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS, DIRECTORSHIPS
HELD WITH SERIES                        AND OTHER INFORMATION
-----------------------------------------------------------------------------------------------------------------------------
KATHLEEN BLATZ (54) 1,2,6,7             Attorney. Formerly, Chief Justice, Minnesota Supreme Court, 1998-2006.
o     Director: From
      November 7, 2008
-----------------------------------------------------------------------------------------------------------------------------
ARNE H. CARLSON (74) 1,2,3,5,6          Formerly, Chairman, RiverSource Funds, 1999-2006; Governor of Minnesota.
o     Director: From
      November 7, 2008
-----------------------------------------------------------------------------------------------------------------------------
PAMELA G. CARLTON (54) 4,6,7            President, Springboard -- Partners in Cross Cultural Leadership (consulting company).
o     Director: From
      November 7, 2008
-----------------------------------------------------------------------------------------------------------------------------
PATRICIA M. FLYNN (58) 1,3,6            Trustee Professor of Economics and Management, Bentley College. Formerly, Dean,
o     Director: From                    McCallum Graduate School of Business, Bentley College.
      November 7, 2008
-----------------------------------------------------------------------------------------------------------------------------
ANNE P. JONES (73)                      Attorney and Consultant.
o     Director: From
      November 7, 2008
-----------------------------------------------------------------------------------------------------------------------------
JEFFREY LAIKIND, CFA (73) 4,6,7         Director, American Progressive Insurance. Formerly, Managing Director, Shikiar Asset
o     Director: From                    Management.
      November 7, 2008
-----------------------------------------------------------------------------------------------------------------------------
STEPHEN R. LEWIS, JR. (69) 1,2,3,4,6    President Emeritus and Professor of Economics, Carleton College; Director, Valmont
o     Director and Chairman             Industries, Inc. (manufactures irrigation systems).
      of the Board: From
      November 7, 2008
-----------------------------------------------------------------------------------------------------------------------------
JOHN F. MAHER (64) 4,6,7                Retired President and Chief Executive Officer, and former Director, Great Western
o     Director: December 2006           Financial Corporation (bank holding company) and its principal subsidiary, Great
      to Date                           Western Bank (a federal savings bank).
-----------------------------------------------------------------------------------------------------------------------------

----------
See footnotes on page 60.

Directors and Officers

NAME, (AGE), POSITION(S)                PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS, DIRECTORSHIPS
HELD WITH SERIES                        AND OTHER INFORMATION
-----------------------------------------------------------------------------------------------------------------------------
CATHERINE JAMES PAGLIA (56) 2,3,4,5,6   Director, Enterprise Asset Management, Inc. (private real estate and asset management
o     Director: From                    company).
      November 7, 2008
-----------------------------------------------------------------------------------------------------------------------------
LEROY C. RICHIE (66) 3,4,6              Counsel, Lewis & Munday, P.C. (law firm); Director, Vibration Control Technologies,
o     Director: 2000 to Date            LLC (auto vibration technology); Lead Outside Director, Digital Ally Inc. (digital imaging) and Infinity, Inc. (oil and gas exploration and production); Director and
                                        Chairman, Highland Park Michigan Economic Development Corp.; and Chairman, Detroit
                                        Public Schools Foundation; Director, OGE Energy Corp. (energy and energy services provider). Formerly, Chairman and Chief Executive Officer, Q Standards Worldwide,
                                        Inc. (library of technical standards); Director, Kerr-McGee Corporation (diversified energy and chemical company); Trustee, New York University Law Center Foundation; and
                                        Vice Chairman, Detroit Medical Center and Detroit Economic Growth Corp.
-----------------------------------------------------------------------------------------------------------------------------
ALISON TAUNTON-RIGBY (64) 3,4,5,6       Chief Executive Officer and Director, RiboNovix, Inc. since 2003 (biotechnology);
o     Director: From                    Director, Idera Pharmaceutical, Inc. (biotechnology); Healthways, Inc. (health
      November 7, 2008                  management programs). Formerly, President, Forester Biotech.
-----------------------------------------------------------------------------------------------------------------------------

Interested Director*

-----------------------------------------------------------------------------------------------------------------------------
WILLIAM F. TRUSCOTT (48)* 6             President -- US Asset Management and Chief Investment Officer, Ameriprise Financial,
o     Director and Vice                 Inc. and President, Chairman of the Board, and Chief Investment Officer, RiverSource
      President: From                   Investments, LLC; Director, President and Chief Executive Officer, Ameriprise
      November 7, 2008                  Certificate Company; and Chairman of the Board, Chief Executive Officer, and
                                        President, RiverSource Distributors, Inc. Formerly, Senior Vice President -- Chief
                                        Investment Officer, Ameriprise Financial, Inc.; and Chairman of the Board and Chief
                                        Investment Officer, RiverSource Investments, LLC, 2001-2005.
-----------------------------------------------------------------------------------------------------------------------------

----------
* Mr. Truscott is considered an "interested person" of the Series, as defined in the Investment Company Act of 1940, as amended, by virtue of his position with Ameriprise Financial, Inc. and its affiliates.

Member:     1 Board Governance Committee

            2 Compliance Committee

            3 Contracts Committee

            4 Distribution Committee

            5 Executive Committee

            6 Investment Review Committee

            7 Joint Audit Committee

Fund Officers

The Board appoints officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is a Director and Vice President of the Series, the Series' other officers are:

NAME, (AGE), POSITION(S)
HELD WITH SERIES, ADDRESS               PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------------------
PATRICK T. BANNIGAN (43)                Director and Senior Vice President -- Asset Management, Products and Marketing,
o     President: From                   RiverSource Investments, LLC; Director and Vice President - Asset Management,
      November 7, 2008                  Products and Marketing, RiverSource Distributors, Inc. Formerly, Managing Director
o     172 Ameriprise Financial          and Global Head of Product, Morgan Stanley Investment Management, 2004-2006;
      Center                            President, Touchstone Investments, 2002-2004.
      Minneapolis, MN 55474
-----------------------------------------------------------------------------------------------------------------------------
MICHELLE M. KEELEY (44)                 Executive Vice President -- Equity and Fixed Income, Ameriprise Financial, Inc. and
o     Vice President: From              RiverSource Investments, LLC; Vice President -- Investments, Ameriprise Certificate
      November 7, 2008                  Company. Formerly, Senior Vice President -- Fixed Income, Ameriprise Financial, Inc.,
o     172 Ameriprise Financial          2002-2006 and RiverSource Investments, LLC, 2004-2006.
      Center
      Minneapolis, MN 55474
-----------------------------------------------------------------------------------------------------------------------------
AMY K. JOHNSON (43)                     Vice President -- Asset Management and Trust Company Services, RiverSource
o     Vice President: From              Investments, LLC. Formerly, Vice President -- Operations and Compliance, RiverSource
      November 7, 2008                  Investments, LLC, 2004-2006; Director of Product Development -- Mutual Funds,
o     5228 Ameriprise                   Ameriprise Financial, Inc., 2001-2004.
      Financial Center
      Minneapolis, MN 55474
-----------------------------------------------------------------------------------------------------------------------------
SCOTT R. PLUMMER (49)                   Vice President and Chief Counsel -- Asset Management, Ameriprise Financial, Inc.;
o     Vice President, General           Chief Counsel, RiverSource Distributors, Inc. and Chief Legal Officer and Assistant
      Counsel and Secretary:            Secretary, RiverSource Investments, LLC; Vice President, General Counsel, and
      From November 7, 2008             Secretary, Ameriprise Certificate Company. Formerly, Vice President -- Asset
o     5228 Ameriprise                   Management Compliance, Ameriprise Financial, Inc., 2004-2005; Senior Vice President
      Financial Center                  and Chief Compliance Officer, USBancorp Asset Management, 2002-2004.
      Minneapolis, MN 55474
-----------------------------------------------------------------------------------------------------------------------------
LAWRENCE P. VOGEL (52)                  Treasurer of each of the investment companies of the Seligman Group of Funds since
o     Treasurer: 2000 to Date           2000; and Treasurer, Seligman Data Corp. since 2000. Formerly, Senior Vice President,
o     100 Park Avenue                   J. & W. Seligman & Co. Incorporated and Vice President of each of the investment
      New York, NY 10017                companies of the Seligman Group of Funds, 1992-2008.
-----------------------------------------------------------------------------------------------------------------------------

NAME, (AGE), POSITION(S)
HELD WITH SERIES, ADDRESS               PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------------------
ELEANOR T.M. HOAGLAND (56)              Chief Compliance Officer, RiverSource Investments, LLC (J. & W. Seligman & Co.
o     Chief Compliance                  Incorporated prior to November 7, 2008), of each of the investment companies of the
      Officer: 2004 to Date             Seligman Group of Funds since 2004; Money Laundering Prevention Officer and Identity
o     Money Laundering                  Theft Prevention Officer, RiverSource Investments, LLC for each of the investment
      Prevention Officer                companies of the Seligman Group of Funds since November 7, 2008. Formerly,
      and Identity Theft                Managing Director, J. & W. Seligman & Co. Incorporated and Vice President of each of
      Prevention Officer: From          the investment companies of the Seligman Group of Funds, 2004-2008.
      November 7, 2008
o     100 Park Avenue
      New York, NY 10017
-----------------------------------------------------------------------------------------------------------------------------

The Series' Statement of Additional Information (SAI) includes additional information about Series directors and is available, without charge, upon request. You may call toll-free (800) 221-2450 in the US or call collect (212) 682-7600 outside the US to request a copy of the SAI, to request other information about the Funds, or to make shareholder inquiries.

Additional Fund Information

FUND SYMBOLS
AGGRESSIVE GROWTH FUND
Class A: STHAX
Class B: SBTHX
Class C: STHCX

GROWTH FUND
Class A: SATWX
Class B: STWBX
Class C: STWCX

MODERATE GROWTH FUND
Class A: SANAX
Class B: SANBX
Class C: STNCX

BALANCED FUND
Class A: SATVX
Class B: STVBX
Class C: STVCX

MANAGER
FROM NOVEMBER 7, 2008
RiverSource Investments, LLC
200 Ameriprise Financial Center
Minneapolis, MN 55474

UNTIL NOVEMBER 6, 2008
J. & W. Seligman & Co.
Incorporated
100 Park Avenue
New York, NY 10017

SHAREHOLDER SERVICE AGENT
Seligman Data Corp.
100 Park Avenue
New York, NY 10017

MAIL INQUIRIES TO:
P.O. Box 9759
Providence, RI 02940-9759

GENERAL DISTRIBUTOR
RiverSource Fund Distributors, Inc.
(formerly Seligman Advisors, Inc.)
100 Park Avenue
New York, NY 10017

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
Deloitte & Touche LLP

IMPORTANT TELEPHONE NUMBERS
(800) 221-2450 Shareholder Services
(800) 445-1777 Retirement Plan
               Services
(212) 682-7600 Outside the
               United States
(800) 622-4597 24-Hour Automated
               Telephone Access
               Service

--------------------------------------------------------------------------------

QUARTERLY SCHEDULE OF INVESTMENTS

A complete schedule of portfolio holdings owned by the Series will be filed with the SEC for the first and third quarter of each fiscal year on Form N-Q, and will be available to shareholders (i) without charge, upon request, by calling toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US or
(ii) on the SEC's website at WWW.SEC.GOV.(1) In addition, the Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. Certain of the information contained in the Fund's Form N-Q is also made available to shareholders on Seligman's website at WWW.SELIGMAN.COM.(1)

PROXY VOTING

A description of the policies and procedures used by the Series to determine how to vote proxies relating to portfolio securities as well as information regarding how the Series voted proxies relating to portfolio securities during the 12-month period ended June 30 of each year will be available (i) without charge, upon request, by calling toll-free (800) 221-2450 in the US or collect
(212) 682-7600 outside the US and (ii) on the SEC's website at WWW.SEC.GOV.(1) Information for each new 12-month period ending June 30 will be available no later than August 31 of that year.

----------
(1) These website references are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this report or the Series' prospectus or statement of additional information.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
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                                 at www.seligman.com
--------------------------------------------------------------------------------

This report is intended only for the information of shareholders or those who have received the offering prospectus covering shares of Capital Stock of Seligman Asset Allocation Series, Inc., which contains information about the investment objectives, risks, charges, and expenses of the Series, each of which should be considered carefully before investing or sending money.

                                                                      THF2 12/08

--------------------------------------------------------------------------------